UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

__________________________________________

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QCR Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3551 Seventh Street, Moline, IL 61265

Phone 309.736.3584

Fax 309.736.3149
www.qcrh.com

April 4, 2024

Dear Stockholder:

On behalf of the Board of Directors and management of QCR Holdings, Inc., we cordially invite you to attend the annual meeting of stockholders of QCR Holdings, Inc., to be held virtually on Thursday, May 16, 2024 at 8:00 a.m. local time (the “2024 Annual Meeting”). You will be able to attend the 2024 Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/QCRH2024. You will need to have your 16‐digit control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or your proxy card (if you received a printed copy of the proxy materials) to join the 2024 Annual Meeting. We are holding the 2024 Annual Meeting online to provide all shareholders equal and ready access to attend the live meeting regardless of their location.

This year we are again using the Securities and Exchange Commission rule that allows us to furnish our proxy statement, 2023 Annual Report and proxy card to stockholders over the internet. This means our stockholders will receive only the Notice containing instructions on how to access the proxy materials over the internet and vote online. If you receive the Notice but would still like to request paper copies of the proxy materials, please follow the instructions on the Notice or on the website referred to on the Notice. By delivering proxy materials electronically to our stockholders, we can reduce the cost of printing and mailing our proxy materials. Please visit www.proxyvote.com for more information about the electronic delivery of proxy materials.

There are a number of proposals to be considered at the 2024 Annual Meeting.  Our stockholders will be asked to: (i) elect four persons to serve as Class I directors; (ii) approve, in a non-binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say-on-pay” vote; (iii) recommend, in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals; (iv) approve the QCR Holdings, Inc. 2024 Equity Incentive Plan; and (v) ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2024.

We recommend that you vote your shares “FOR” each of the director nominees, for the “every year” option relating to the frequency of future say-on-pay proposals, and “FOR” all of the other proposals presented at the 2024 Annual Meeting.

Regardless of whether you plan to attend the 2024 Annual Meeting, you should vote by following the instructions provided on the Notice as soon as possible.  This will assure that your shares are represented at the 2024 Annual Meeting.

Very truly yours,

Marie Z. Ziegler	Larry J. Helling
Chair of the Board	Chief Executive Officer

3551 Seventh Street, Moline, IL 61265

Phone 309.736.3584

Fax 309.736.3149
www.qcrh.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 16, 2024

To the Stockholders of QCR Holdings, Inc.:

The annual meeting of stockholders of QCR Holdings, Inc., a Delaware corporation, will be held virtually on Thursday, May 16, 2024, at 8:00 a.m., local time (the “2024 Annual Meeting”). You can attend the 2024 Annual Meeting online, vote your shares electronically and submit questions during the webcast. Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted on our meeting site at www.virtualshareholdermeeting.com/QCRH2024. You will need to have your 16‐digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the 2024 Annual Meeting. The 2024 Annual Meeting will be held for the following purposes:

1.	to elect four Class I directors to serve until the regular annual meeting of stockholders in 2027 and until their successors are elected and have qualified;

2.	to approve, in a non-binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say-on-pay” vote;

3.	to recommend, in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals;

4.	to approve the QCR Holdings, Inc. 2024 Equity Incentive Plan;

5.	to ratify the appointment of RSM US LLP as QCR Holdings, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

6.	to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on March 25, 2024, as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2024 Annual Meeting.  In the event there is an insufficient number of votes for a quorum or to approve any of the proposals at the time of the 2024 Annual Meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

By order of the Board of Directors,

Deborah M. Neyens

Corporate Secretary

Moline, Illinois
April 4, 2024

PROXY STATEMENT

QCR Holdings, Inc., a Delaware corporation (“QCR Holdings”), is the holding company for Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company, Community State Bank and Guaranty Bank.  Quad City Bank and Trust is an Iowa state bank located in Bettendorf and Davenport, Iowa and in Moline, Illinois.  Quad City Bank and Trust owns m2 Equipment Finance, LLC, a Wisconsin limited liability company based in Milwaukee, Wisconsin, which is engaged in the business of leasing machinery and equipment to businesses under direct financing lease contracts.  Cedar Rapids Bank and Trust is an Iowa state bank located in Cedar Rapids, Cedar Falls and Waterloo, Iowa, serving the Cedar Falls and Waterloo communities through its division, Community Bank & Trust.  Community State Bank is an Iowa state bank located in Ankeny, Iowa and five other cities throughout the greater Des Moines area.  Guaranty Bank is a Missouri state bank located in Springfield, Missouri and the southwest Missouri markets. When we refer to our “subsidiary banks” in this proxy statement, we are collectively referring to Quad City Bank and Trust, Cedar Rapids Bank and Trust, Community State Bank and Guaranty Bank.  When we refer to our “subsidiaries” in this proxy statement, we are collectively referring to our subsidiary banks, as well as our other subsidiaries.

This proxy statement is being furnished in connection with the solicitation by the Board of Directors of QCR Holdings of proxies to be voted at the annual meeting of stockholders (the “2024 Annual Meeting”) to be held virtually on Thursday, May 16, 2024, at 8:00 a.m., local time, and at any adjournments or postponements of the meeting.  This proxy statement and the accompanying form of proxy are first being transmitted or delivered to stockholders of QCR Holdings on or about April 4, 2024, together with our 2023 Annual Report to stockholders.

About the 2024 Annual Meeting

The following, presented in question and answer format, is information regarding the meeting and the voting process.

Why did I receive access to the proxy materials?

We have made the proxy materials available to you over the internet because at the close of business on March 25, 2024, the record date for the 2024 Annual Meeting, you owned shares of QCR Holdings common stock.  This proxy statement describes the matters that will be presented for consideration by the stockholders at the 2024 Annual Meeting. It also gives you information concerning those matters to assist you in making an informed decision.

The Board of Directors is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the 2024 Annual Meeting in the manner you direct.  If you vote using one of the methods described herein, you appoint the proxy holder as your representative at the meeting, who will vote your shares as you instruct, thereby assuring that your shares will be voted whether or not you attend the 2024 Annual Meeting.  Even if you plan to attend the 2024 Annual Meeting, you should vote by proxy in advance of the meeting in case your plans change.

If you sign and return your proxy card or vote over the internet or by telephone and an issue comes up for a vote at the meeting that is not identified in the proxy materials, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

Why did I receive a notice regarding the internet availability of proxy materials instead of paper copies of the proxy materials?

We are using the Securities and Exchange Commission notice and access rule that allows us to furnish our proxy materials over the internet to our stockholders instead of mailing paper copies of those materials to each stockholder. As a result, beginning on or about April 4, 2024, we sent our stockholders by mail a notice containing instructions on how to access our proxy materials over the internet and vote online.  This notice is not a proxy card and cannot be used to vote your shares.  If you received a notice this year, you would not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.

What matters will be voted on at the meeting?

You are being asked to vote on:

   1.  the election of four Class I directors for a term expiring in 2027;

   2.  a non-binding, advisory proposal to approve the compensation of certain executive officers, which is referred to as a “say-on-pay” vote;

   3.  a non-binding, advisory proposal regarding the frequency with which stockholders will vote on future say-on-pay proposals;

   4.  the approval of the QCR Holdings, Inc. 2024 Equity Incentive Plan; and

   5.  the ratification of the selection of our independent registered public accounting firm.

If I am the record holder of my shares, how do I vote?

You may vote by telephone, by internet, or by mail by completing, signing, dating, and mailing the proxy card you received in the mail, if you received paper copies of the proxy materials, or virtually during the meeting, as described further below.  If you vote using one of the methods described above, your shares will be voted as you instruct.

If you sign and return your proxy card or vote over the internet or by telephone without giving specific voting instructions, the shares represented by your proxy card will be voted “for” all nominees named in this proxy statement, for the “every year” frequency with respect to the proposal regarding the frequency of future say-on-pay votes, and “for” each of the other proposals described in this proxy statement.

What will I need in order to attend the 2024 Annual Meeting virtually?

You are entitled to attend the 2024 Annual Meeting if you were a stockholder of record as of the record date for the 2024 Annual Meeting, which was the close of business on March 25, 2024. You may attend the 2024 Annual Meeting, vote and submit a question during the 2024 Annual Meeting by visiting www.virtualshareholdermeeting.com/QCRH2024 and using your 16‐digit control number to enter the meeting. Alternatively, you may simply log in as a guest, which does not require a control number, but you will not have the opportunity to vote your shares or ask a question.  If you are not a stockholder of record but hold shares in the name of a broker or other fiduciary (or what is typically referred to as “street name”), you should follow the instructions for attending the 2024 Annual Meeting provided by your broker or other fiduciary.  However, even if you plan to attend the 2024 Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the 2024 Annual Meeting.

Online check-in will start approximately 15 minutes prior to the start of the meeting, which will begin promptly at 8:00 a.m. central time on May 16, 2024.  The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A technical support number will be made available on the webpage during check-in for stockholders who experience technical difficulties accessing the 2024 Annual Meeting.

How do I ask questions at the 2024 Annual Meeting?

To submit a question at the 2024 Annual Meeting, you will need to log into the meeting using your 16-digit control number. If you would like to submit a question, click on the “Q&A” button at the bottom of the screen, enter your question in the text box and click on “Submit” at any time during the 2024 Annual Meeting. You will be able to input your question into the queue beginning 15 minutes prior to the start of the meeting. You may also provide questions ahead of the 2024 Annual Meeting by emailing Cari J. Henson, VP, Corporate Communications Manager, at chenson@qcrh.com. We encourage you to submit any questions as soon as possible to ensure your questions are received.

If I am the record holder, how do I vote my shares?

You may vote by telephone by calling the toll-free number specified on your notice or by accessing the internet website referred to on your notice, each by following the preprinted instructions on your notice.  If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges.  Votes submitted by telephone or internet must be received by 11:59 p.m. Eastern Time on May 15, 2024.  The giving of a proxy by either of these means will not affect your right to vote during the webcast if you decide to attend the 2024 Annual Meeting.  If you want to vote during the live webcast of the 2024 Annual Meeting, please follow the instructions for attending and voting at the meeting at the following website: www.virtualshareholdermeeting.com/QCRH2024.  Please note, however, that if your shares are held in the name of a broker or other fiduciary, you should follow the instructions for attending the 2024 Annual Meeting provided by your broker or other fiduciary to vote during the live webcast of the meeting.  Even if you plan to attend the 2024 Annual Meeting, you should complete, sign, and return your proxy card, or vote by telephone or internet, in advance of the meeting in case your plans change.

If I hold shares in the name of a broker or fiduciary, who votes my shares?

If you received access to these proxy materials from your broker or other fiduciary, your broker or fiduciary should have given you instructions for directing how that person or entity should vote your shares.  It will then be your broker or fiduciary’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers and fiduciaries generally may vote on routine matters, such as the ratification of the engagement of an independent public accounting firm, but may not vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares.  The election of directors, the approval of the QCR Holdings, Inc. 2024 Equity Incentive Plan, the approval of non-binding advisory proposals on executive compensation and the frequency of future say-on-pay proposals are considered non-routine matters, and, consequently, your broker or fiduciary will not have discretionary authority to vote your shares on these matters.  If your broker or fiduciary does not receive instructions from you on how to vote on these matters, your broker or fiduciary will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters.  This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters.

We therefore encourage you to provide directions to your broker or fiduciary as to how you want your shares voted on all matters to be brought before the 2024 Annual Meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the 2024 Annual Meeting.

A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by telephone or internet.  If your shares are held in an account at such a bank or brokerage firm, you may vote your shares by telephone or internet by following the instructions on their voting form.  If you submit your vote by internet, you may incur costs, such as cable, telephone, and internet access charges.  Voting your shares in this manner will not affect your right to vote during the 2024 Annual Meeting if you decide to attend the 2024 Annual Meeting.

What does it mean if I receive more than one notice card?

It means that you have multiple holdings reflected in our stock transfer records or in accounts with brokers.  To vote all of your shares by proxy, please follow the separate voting instructions that you received for the shares of common stock held in each of your different accounts.

What if I change my mind after I vote?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting.  You may do this by:

●      signing another proxy with a later date and returning that proxy to us;

●      timely submitting another proxy via telephone or internet by the deadline stated above;

●      sending notice that you are revoking your proxy to Shellee R. Showalter, Senior Vice President, Director of Equity Administration & Executive Compensation, QCR Holdings, Inc., 3551 Seventh Street, Moline, Illinois 61265; or

●      voting during the live webcast of the 2024 Annual Meeting. However, simply attending the 2024 Annual Meeting will not, by itself, revoke your proxy.

If you hold your shares in the name of your broker or through a fiduciary and desire to revoke your proxy, you will need to contact that person or entity to revoke your proxy.

How many votes do we need to hold the 2024 Annual Meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be cast at the 2024 Annual Meeting at which a quorum is present in order to hold the meeting and conduct business.

Shares are counted as present at the meeting if the stockholder either votes during the live webcast or has properly submitted a signed proxy card or other proxy.

On March 25, 2024, the record date, there were 16,799,764 shares of common stock outstanding.  Therefore, at least 8,399,883 shares need to be present either by having logged in for the live webcast or by proxy at the 2024 Annual Meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for election?

The Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee.  In the latter case, shares represented by proxies may be voted for a substitute nominee.  Proxies cannot be voted for more than the number of nominees presented for election at the meeting.  The Board of Directors has no reason to believe any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?

You may vote “for” or “withhold authority to vote for” each nominee for director.  You may vote “every year,” “every two years,” “every three years” or “abstain” on the proposal regarding the frequency of future say-on-pay votes.  You may vote “for,” “against” or “abstain” on each of the other proposals described in this proxy statement and on any other proposal that may properly be brought before the meeting.

How many votes may I cast?

You are entitled to cast one vote for each share of stock you owned on the record date.

How many votes are needed for each proposal?

Our directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote and the four individuals receiving the highest number of votes cast “for” their election will be elected as Class I directors of QCR Holdings.  A “withhold authority to vote for” and broker non-votes will have no effect on the election of any director at the 2024 Annual Meeting.

The frequency with which future say-on-pay votes will be held will also be decided by a plurality, with the frequency receiving the most votes being considered the choice of the stockholders.  Abstentions and broker non-votes will have no effect on this proposal.

Approval of the say-on-pay vote, the QCR Holdings, Inc. 2024 Equity Incentive Plan, and ratification of the appointment of RSM US LLP as our independent registered public accounting firm and, in general, any other proposals must receive the affirmative vote of a majority of the shares present in person or by proxy at the 2024 Annual Meeting and entitled to vote.  Abstentions will have the effect of voting against these proposals and broker non-votes will have no effect on these proposals.

On all matters, broker non-votes will not be counted as entitled to vote but will count for purposes of determining whether or not a quorum is present.

Because the ratification of the say-on-pay vote and frequency of future say-on-pay votes are advisory, the outcomes of such votes will not be binding on the Board of Directors.

Please remember that the election of directors, the non-binding, advisory proposal on executive compensation, the non-binding, advisory vote on the frequency of future say-on-pay votes, and the approval of the QCR Holdings, Inc. 2024 Equity Incentive Plan are each considered to be non-routine matters.  As a result, if your shares are held by a broker or other fiduciary, it cannot vote your shares on these matters unless it has received voting instructions from you.

Where do I find the voting results of the meeting?

If available, we will announce voting results during the webcast of the 2024 Annual Meeting.  The voting results will also be disclosed on a Form 8-K that we will file within four business days of the 2024 Annual Meeting.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies.  In addition to solicitations by mail, officers, directors, or employees of QCR Holdings or of our subsidiaries may solicit proxies in person or by telephone.  These persons will not receive any special or additional compensation for soliciting proxies.  We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

What is householding?

The Securities and Exchange Commission has issued rules regarding the delivery of proxy statements and information statements to households. These rules spell out the conditions under which annual reports, information statements, proxy statements, prospectuses and other disclosure documents of a particular company that would otherwise be mailed in separate envelopes to more than one person at a shared address may be mailed as one copy in one envelope addressed to all holders at that address (i.e., “householding”). To conserve resources and reduce expenses, we consolidate materials under these rules when possible.

However, because we are using the Securities and Exchange Commission notice and access rule for the 2024 Annual Meeting, we will not household our proxy materials or notices to stockholders of record who share an address. This means that stockholders of record who share an address will each be mailed a separate notice of the proxy materials. However, certain brokerage firms, banks, or similar entities holding our common stock for their customers may household proxy materials or notices. Stockholders who share an address and whose shares of our common stock are held in street name should contact their broker or fiduciary if they now receive: (i) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future; or (ii) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. If at any time you would like to receive a paper copy of our Annual Report or proxy statement, please write to Shellee R. Showalter, Senior Vice President, Director of Equity Administration & Executive Compensation at QCR Holdings, Inc., 3551 Seventh Street, Moline, Illinois 61265, or call us at (309) 736-3580.

PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees and Continuing Directors

Our directors are divided into three classes having staggered terms of three years.  At the 2024 Annual Meeting, stockholders will be asked to elect four Class I directors for a term expiring in 2027.  The Board of Directors has considered and nominated four of the incumbent directors to serve as Class I directors of QCR Holdings.

We have no knowledge that any of the nominees will refuse to or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting.  Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected as a director of QCR Holdings and all positions and offices held by the director with QCR Holdings.  Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote, and the four individuals receiving the highest number of votes cast “for” their election will be elected as Class I directors.  Our Board of Directors unanimously recommends that you vote your shares “FOR” all of the nominees for directors.

Name – (Age)	Director Since	Positions with QCR Holdings and Subsidiaries
		NOMINEES
CLASS I (Term Expires 2027)
Mary Kay Bates – (Age 64)	2018	Director of QCR Holdings
John-Paul E. Besong – (Age 70)	2015	Director of QCR Holdings
Todd A. Gipple – (Age 60)	2009	President and Chief Financial Officer and Director of QCR Holdings; Director of Quad City Bank and Trust; Director of Guaranty Bank
Donna J. Sorensen – (Age 74)	2009	Director of QCR Holdings

Name - (Age)	Director Since	Positions with QCR Holdings and Subsidiaries
		CONTINUING DIRECTORS
CLASS II (Term Expires 2025)
Brent R. Cobb – (Age 48)	2020	Director of QCR Holdings; Director of Cedar Rapids Bank and Trust
Larry J. Helling – (Age 68)	2001	Chief Executive Officer and Director of QCR Holdings; Chief Executive Officer and Director of Cedar Rapids Bank and Trust; Director of m2 Equipment Finance
Mark C. Kilmer – (Age 65)	2004	Director of QCR Holdings; Chair of the board of directors and Director of Quad City Bank and Trust

CLASS III (New Term Expires 2026)
James M. Field – (Age 61)	2019	Vice Chair of the Board of Directors and Director of QCR Holdings; Director of Quad City Bank and Trust
John F. Griesemer – (Age 56)	2022	Director of QCR Holdings; Director of Guaranty Bank
Elizabeth S. Jacobs – (Age 67)	2020	Director of QCR Holdings; Director of Community State Bank
Marie Z. Ziegler – (Age 66)	2008	Chair of the Board of Directors and Director of QCR Holdings; Director of Quad City Bank and Trust; Director of m2 Equipment Finance

All of our continuing directors and nominees will hold office for the terms indicated, or until their earlier death, resignation, removal, disqualification, or ineligibility due to exceeding age eligibility requirements (a person who has reached the age of 75 before the date of the 2024 Annual Meeting is not eligible for election to the Board of Directors), and until their respective successors are duly elected and qualified.  Unless otherwise provided in their employment agreements, all of our executive officers hold office for a term of one year.  Other than such employment agreements, there are no arrangements or understandings between any of the directors, executive officers, or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions.

Mr. Besong is director of United Fire Group, Inc., a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Prior to the merger of Guaranty Federal Bancshares with and into QCR Holdings, Mr. Griesemer served on the board of directors of Guaranty Federal Bancshares.  No other nominee or continuing director has been a director of another company subject to the reporting requirements of the Exchange Act within the past five years.

Qualifications of our Board Members and Nominees

Descriptions of each director’s business experience during the past five years or more, as well as their qualifications to serve on the Board of Directors, are as follows:

Mary Kay Bates is President and Chief Executive Officer of Bank Midwest, a regional community bank and financial services company based in Spirit Lake, Iowa, which provides banking, insurance, and wealth management services through an 11-branch network located throughout Northwest Iowa, Southwest Minnesota, and Sioux Falls, South Dakota.  Ms. Bates’ career in community banking has spanned over 30 years and, since joining Bank Midwest in 1995, she has gained a broad range of experience in lending, marketing, audit/risk, human resources, and operations.  As an executive leader of Bank Midwest for the past 15 years, her responsibilities progressively increased to strategic initiatives that have included acquisitions and growth strategies, operational effectiveness, and workforce engagement.  Ms. Bates currently serves on the board of directors for Bank Midwest and Goodenow Bancorporation.  She is Chair of the Iowa Bankers Association as well as Trustee of the Graduate School of Banking at Colorado and serves on the launch committee for the ABA Women CEO Peer Group. Ms. Bates is recognized as an active community leader and volunteer, having served as a director and officer on multiple boards to enrich the quality of life and economic development within her community.  In 2019, Ms. Bates was recognized as Banker of the Year by BankBeat Magazine.  She attended Iowa State University and graduated with honors from the Graduate School of Banking at Colorado.  We consider Ms. Bates to be a qualified candidate for service on the Board of Directors due to her extensive knowledge of the banking industry that she has attained as the President and Chief Executive Officer of Bank Midwest.

John-Paul E. Besong is a former Senior Vice President of e-Business and Chief Information Officer for Rockwell Collins, which was a Fortune 500 company based in Cedar Rapids, Iowa, which provided aviation electronics for both commercial and military aircraft, (now operating as Collins Aerospace).  He was appointed Senior Vice President and Chief Information Officer in 2003.  Beginning in 1979, when he joined Rockwell Collins as a chemical engineer, Mr. Besong held management roles having increasingly more responsibility within the company, including Vice President of e-Business and Lean ElectronicsSM, Head of the SAP initiative and Director of the Printed Circuits and Fabrication businesses.  Mr. Besong serves on the boards of directors of United Fire Group, Inc., Junior Achievement (Cedar Rapids area), Mercy Medical Center, Iowa Public Television Foundation, the Technology Association of Iowa (TAI) CIO Advisory Board and is a former director of Lean Aerospace Initiative (LAI).  He also serves as a member and former chair of the executive board of TAI.  We consider Mr. Besong to be a qualified candidate for service on the Board of Directors and the committees he is a member of due to his business acumen and distinguished management career as an officer and information technology expert of a Fortune 500 company.

Brent R. Cobb is Chief Executive Officer of World Class Industries.  Mr. Cobb joined World Class Industries in May 2002 as Vice President, subsequently being named President in 2005 and Chief Executive Officer in 2019.  Concurrently, Mr. Cobb is Chairman of Morton Industries, a global leader in tube fabrication for global equipment manufacturers.  Active in the community, he is a past chair of the Greater Cedar Rapids Community Foundation and the founding board chair of the Hiawatha Economic Development Corporation.  Additionally, Mr. Cobb is involved in YPO Iowa and is a former Chapter Chair.  Currently he chairs the Zach Johnson Foundation board.  We consider Mr. Cobb to be a qualified candidate for service on the Board of Directors due to his knowledge and experience gained through his various roles at World Class Industries, in addition to his leadership roles in the Cedar Rapids, Iowa area, one of our markets.

James M. Field is a retired President and Chief Financial Officer of Deere & Company.  During his 27 years with John Deere, he served as President of Worldwide Construction & Forestry and Power Systems, President of Worldwide Agricultural & Turf Division and President of Worldwide Commercial and Consumer Equipment Division.  In addition, Mr. Field has also served as Deere & Company’s Chief Financial Officer and its Principal Accounting Officer and held several additional positions in the areas of accounting, treasury, business development, and planning.  Before joining Deere & Company, Mr. Field served in a number of assignments at Deloitte & Touche.  Mr. Field is a graduate of Western Michigan University and holds a Certified Public Accountant designation.   He has completed Executive Education at Dartmouth’s Tuck School of Business, has served as a member of the Executive Committee for the John Deere Classic and served on the board of directors for Hand in Hand and the Board of Trustees for St. Ambrose University.  We consider Mr. Field to be a qualified candidate for service on the Board of Directors due primarily to his knowledge and experience regarding public companies that he gained in his various roles at Deere & Company as well as the financial and investment banking perspective he brings.

Todd A. Gipple currently serves as the President and Chief Financial Officer of QCR Holdings.  He is a Certified Public Accountant (inactive) and began his career with KPMG Peat Marwick in 1985.  In 1991, McGladrey & Pullen (now known as RSM US LLP) acquired the Quad Cities practice of KPMG.  Mr. Gipple was named Tax Partner with McGladrey & Pullen in 1994 and served as the Tax Partner-in-Charge of the firm’s Mississippi Valley Practice and as one of five Regional Tax Coordinators for the national firm until he joined QCR Holdings in January 2000 as Executive Vice President and Chief Financial Officer.  He specialized in Financial Institutions Taxation and Mergers and Acquisitions throughout his 14-year career in public accounting.  Mr. Gipple currently serves on the board of directors of the John Deere Classic and is Past-Chair and a current member of the Executive Committee of the board of directors for the YMCA of the Iowa Mississippi Valley.  Mr. Gipple previously served on the board of directors and the Executive Committee of the Davenport Chamber of Commerce, United Way of the Quad Cities, SAL Family and Community Services and the Scott County Beautification Foundation and was a member of the original governing body for the Quad Cities “Success by 6” initiative.  Mr. Gipple was the 2016 Chief Corporate Chair for the Quad Cities JDRF One Walk.  We consider Mr. Gipple to be a qualified candidate for service on the Board of Directors due to his experience as the President and Chief Financial Officer of QCR Holdings and his prior experience as a tax partner in public accounting.  Mr. Gipple brings extensive business and banking experience to the Board of Directors and enhances the Board of Directors’ overall understanding of QCR Holdings’ and the banking industry.

John F. Griesemer is the President and Chief Executive Officer of Erlen Group and serves on its board of directors.  Before being named CEO in 2017, Mr. Griesemer was Chief Operating Officer for Erlen Group’s Aggregates, Logistics and Real Estate entities.  The Erlen Group is a privately-held family of industrial companies including Springfield Underground, Cold Zone, Umlaut Industrials, and Erlen Group Aggregates.  Prior to joining Erlen Group, he was with Vulcan Materials Company in Norther Virginia.  Mr. Griesemer holds a B.S. degree in Industrial Management and Engineering from Purdue University.  He is a member of the Springfield Catholic Schools Board, BNSF Transload Advisory Board and the National Stone Sand and Gravel Association Board.  He is the past Chairman of Mercy Springfield Communities, and a past member of the board of directors of the Missouri Limestone Producers Association, Catholic Campus Ministries, Junior Achievement of the Ozarks, and Ozark Technical Community College Foundation.  We consider Mr. Griesemer to be a qualified candidate for service on the Board of Directors due to his strong organizational and leadership background, management experience and deep ties in the Springfield, Missouri community, one of our market areas, and his service on the boards of directors of Guaranty Federal Bancshares and Guaranty Bank.

Larry J. Helling has served as the Chief Executive Officer of QCR Holdings since May 2019.  He joined QCR Holdings in September of 2001 as President and Chief Executive Officer of Cedar Rapids Bank and Trust.  He was previously the Executive Vice President and Regional Commercial Banking Manager of Firstar Bank in Cedar Rapids with a focus on the Cedar Rapids metropolitan area and the Eastern Iowa region.  Prior to his six years with Firstar Bank, Mr. Helling spent 12 years with Omaha National Bank.  Mr. Helling is a graduate of the Cedar Rapids Leadership for the Five Seasons program and currently serves on the Board of Trustees of the United Way of East Central Iowa and Junior Achievement, as well as the board of directors of the Entrepreneurial Development Center.  He is past President and a member of the Rotary Club of Cedar Rapids.  We consider Mr. Helling to be a qualified candidate for service on the Board of Directors due to his experience as the President of Cedar Rapids Bank and Trust, his past experience as an executive officer of Firstar Bank, located in Cedar Rapids, Iowa, one of our market areas, and his prior banking experience.  Mr. Helling brings extensive business experience to the Board of Directors and enhances the Board of Directors’ overall understanding of QCR Holdings and the banking industry.

Elizabeth “Libby” Jacobs is President of The Jacobs Group, LLC, a Des Moines-based consulting firm specializing in the energy and regulated utilities industries, focused on business development, strategic communications, and public and regulatory policy.  Ms. Jacobs formerly served on the Iowa Utilities Board, including four years as Chair.  Previously, she had a 20-year career with the Principal Financial Group serving as Community Relations Director for the last 14 years of her career.  In addition, Ms. Jacobs served seven terms in the Iowa House of Representatives, and was elected by her peers to serve seven years as Majority Whip.  She has received numerous awards and honors, including the 2008 West Des Moines Citizen of the Year, 2008 Greater Des Moines Leadership Institute Business Leadership Award, and selection as a 2001 Des Moines Business Record Woman of Influence.  Currently Ms. Jacobs serves on the board of directors of Community State Bank and Delta Dental of Iowa. She is the Immediate Past Chair of the board of directors of Goodwill Industries of Central Iowa and serves on the board of directors of Iowa Public Radio and Plymouth Church Foundation.  She has served in leadership positions on nonprofit boards in the Des Moines area as well as regionally and nationally.  Ms. Jacobs earned her Bachelor of Arts, with distinction, in political science from the University of Nebraska-Lincoln and her Master of Public Administration from Drake University.  We consider Ms. Jacobs to be a qualified candidate for service on the Board of Directors due to her public company experience, as well as her community involvement, which includes leadership roles on numerous nonprofit boards with focus on strategic planning and sustainability.

Mark C. Kilmer is Chair of the Board of The Republic Companies, a partially family-owned business founded in 1916 and headquartered in Davenport, Iowa involved in the wholesale equipment and supplies distribution of energy management, electrical, heating, air-conditioning and sign support systems.  Prior to joining The Republic Companies in 1984, Mr. Kilmer worked in the Management Information Systems Department of Standard Oil of California (Chevron) in San Francisco.  Mr. Kilmer is currently the Chair of the board of directors of Quad City Bank and Trust, a board member of Genesis Health System, a member of the Board of Trustees of St. Ambrose University, and a former member of the board of directors of IMARK Group, Inc., a national member-owned purchasing cooperative of electric supplies and equipment distributors.  He is a two-term past Chair of the PGA TOUR John Deere Classic and the past Chair of the Scott County YMCA’s board of directors.  Mr. Kilmer is the past Chair of the board of directors of Genesis Medical Center and has served on the board of directors of the Genesis Heart Institute, St. Luke’s Hospital, Rejuvenate Davenport, the Vera French Foundation and Trinity Lutheran Church.  He was a four-time project business consultant for Junior Achievement.  Prior to joining the board of Quad City Bank and Trust in 1996, Mr. Kilmer served on the board of directors of Citizen’s Federal Savings Bank in Davenport, Iowa.  In 2014, Mr. Kilmer was named the Outstanding Volunteer Fundraiser by the Quad City Chapter of the Association of Fundraising Professionals, and along with his wife, Kathy, received the Bethany Homes Leadership Family of the Year Award.  In 2016, Mr. Kilmer and his wife were inducted into the Hall of Fame of the Handicapped Development Center.  In 2023, Mr. Kilmer was inducted into Junior Achievement’s Quad City Business Hall of Fame.  We consider Mr. Kilmer to be a qualified candidate for service on the Board of Directors due to his past experience as the President of a successful wholesale and supply distribution business in Davenport, Iowa, one of our market areas, prior service on a bank board and his knowledge of the business community in the areas in which QCR Holdings operates.

Donna J. Sorensen earned an undergraduate degree from Marycrest College and Juris Doctor degree from the University of Iowa College of Law.  She has over thirty years’ experience in Wealth Management (Trust, Brokerage, Private Banking) having served as Executive Vice President Institutional Trust for U.S. Bank and President of SCI Pension Services. Ms. Sorensen has also taught as an Adjunct Professor at the University of Iowa Tippie College of Business.  She has served in leadership positions on numerous nonprofit boards in the Cedar Rapids community and for the University of Iowa. We consider Ms. Sorensen to be a qualified candidate for service on the Board of Directors due to her experience as the President of a consulting firm in Iowa City, Iowa, her prior banking and wealth management experience, and her education and training as an attorney.

Marie Z. Ziegler is a retired Vice President and Deputy Financial Officer of Deere & Company and was previously the Vice President and Treasurer.  She joined Deere & Company in 1978 as a consolidation accountant and held management positions in finance, treasury operations, strategic planning and investor and banking relations.  Ms. Ziegler is a 1978 graduate of St. Ambrose University, with a Bachelor of Arts in accounting.  She received her Certified Public Accountant designation in 1979, an MBA from the University of Iowa in 1985 and became a Board Leadership Fellow of the National Association of Corporate Directors in 2017.  Ms. Ziegler is Chair of Royal Neighbors of America and the River Bend Food Bank, and is Vice Chair of Unity Point Health.  She served as Chair of the Camp Liberty Capital Campaign for the Girl Scouts and Co-Chair of the Unity Point Birthplace campaign.  She is a past Chair of UnityPoint Health-Quad Cities, St. Ambrose University College of Business Alumni Advisory Council and the Regional Development Authority.  At UnityPoint Health she chairs the Audit, Compliance and Information Security Committee and serves on the Executive/Compensation Committee and the Finance and Investment Committee.  She previously served on the following boards: United Way, John Deere Foundation, Quad Cities Community Foundation, Trinity Regional Health Systems, Trinity North Hospital/Trinity Medical Center, Mississippi Valley Girl Scout Council, Deere & Company Employees Credit Union, and University of Iowa College of Business Tippie Advisory Board.  She is past-Chair of fundraising for Playcrafters Barn Theatre and a past-Chair of the Two Rivers YMCA Board of Trustees.  In 2006 Ms. Ziegler was honored with a Quad City Athena Business Women’s Award and in 2016 was an Iowa Women’s Foundation honoree.  Ms. Ziegler brings a broad knowledge of audit, risk and financial investment experience, all of which are valuable perspectives for the Board of Directors.  We consider Ms. Ziegler to be a qualified candidate for service on the Board of Directors due primarily to the knowledge and experience regarding public companies she gained in her various roles at Deere & Company, as well as her involvement with a number of charitable organizations headquartered in communities served by QCR Holdings, providing her with business connections and extensive knowledge of our market areas.

CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

Generally, the Board of Directors oversees our business and monitors the performance of our management.  In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of QCR Holdings, which is monitored by our executive officers and management.  Our directors fulfill their duties and responsibilities by attending regular meetings of the full Board of Directors, which are held no less frequently than quarterly.  Our directors also discuss business and other matters with Mr. Helling, our Chief Executive Officer, other key executives and our principal external advisors (legal counsel, auditors and other consultants).  The Board of Directors is currently comprised of 11 directors.

Directors Bates, Besong, Cobb, Field, Griesemer, Jacobs, Kilmer, Sorensen, and Ziegler are “independent” according to the Nasdaq listing requirements, and the Board of Directors has determined that these independent directors do not have other relationships with us that prevent them from making objective, independent decisions.  Directors Helling and Gipple are not “independent” because they also serve as executive officers of QCR Holdings and certain of our subsidiaries.

During 2023, the Board of Directors had an Audit Committee, a Risk Oversight Committee, a Nomination and Governance Committee, a Compensation Committee, and an Executive Committee.  The current charters of these committees are available on our website at www.qcrh.com.  Also posted on the website is general information regarding QCR Holdings and our common stock, many of our corporate polices (including our Corporate Governance Guidelines), and links to our filings with the Securities and Exchange Commission.

In 2023, a total of four meetings were held by the Board of Directors of QCR Holdings.  All incumbent directors attended at least 75 percent of the aggregate of the meetings of the Board of Directors and the committees on which they served during 2023.  Although we do not have a formal policy regarding director attendance at the annual meeting of our stockholders, we encourage our directors to attend.  Last year, all of our directors attended the virtual annual meeting of our stockholders.

Committees of the Board of Directors

The composition of the committees of the Board of Directors as of December 31, 2023 is shown in the following table:

Audit Committee.  In 2023, the Audit Committee consisted of directors Bates, Cobb (Vice Chair), Field (Chair) and Kilmer, and met four times. Each of the members is “independent” pursuant to the Nasdaq listing requirements and the regulations of the Securities and Exchange Commission.  The Board of Directors has determined that Mr. Field qualifies as an “Audit Committee Financial Expert” as that term is defined by the regulations of the Securities and Exchange Commission.  The Board of Directors based this decision on his professional experience as former President and Chief Financial Officer of Deere & Company, and his educational experience, including having received a Certified Public Accountant designation.

The functions performed by the Audit Committee include, but are not limited to, the following:

●	selecting our independent auditors and pre-approving all engagements and fee arrangements;

●	reviewing the independence of the independent auditors;

●	reviewing actions by management on recommendations of the independent auditors and internal auditors;

●	meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

●	reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

●	reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

To promote the independence of the audit function, the Audit Committee consults separately and jointly with QCR Holdings’ independent auditors, internal auditors and management.  The Audit Committee has adopted a written charter, which sets forth its duties and responsibilities.  The current charter of the Audit Committee is available on our website at www.qcrh.com.

Compensation Committee.  In 2023, the Compensation Committee consisted of directors Field, Griesemer (beginning in August 2023), Jacobs (Vice Chair), Kilmer (Chair) and Ziegler, and met three times.  Each of these directors is “independent” according to the Nasdaq listing requirements and a “non-employee” as defined in Section 16 of the Exchange Act.  The purpose of the Compensation Committee is to determine the compensation to be paid to Mr. Helling, our Chief Executive Officer, and our other executive officers, as well as to make decisions regarding various personnel, compensation, and benefits related matters of QCR Holdings and its subsidiaries.  The Compensation Committee reviews Mr. Helling’s performance and relies on Mr. Helling’s assessment of the performance of each of our other executive officers. Other members of senior management also provide the Compensation Committee with evaluations as to employee performance, guidance on establishing performance targets and objectives, and recommendations with respect to other compensation programs.  The Compensation Committee also reviews and recommends to the Board of Directors for approval other incentive compensation and equity compensation plans for QCR Holdings.  The Compensation Committee’s responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com.

Nomination and Governance Committee.  In 2023, the Nomination and Governance Committee consisted of directors Besong (Vice Chair), Griesemer, Jacobs, Sorensen (Chair), and Ziegler, and met four times.  Each of these directors is “independent” according to the Nasdaq listing requirements.  The primary purposes of the Nomination and Governance Committee are to identify and recommend individuals to be presented to our stockholders for election or re-election to the Board of Directors and to review and monitor our policies, procedures and structure as they relate to corporate governance.  We have adopted Corporate Governance Guidelines to assist our Board of Directors in the exercise of its responsibilities.  The responsibilities and functions of the committee are further described in its charter, which, along with the Corporate Governance Guidelines, is available on our website at www.qcrh.com.

Risk Oversight Committee.  In 2023, the Risk Oversight Committee consisted of directors Bates (Chair), Besong (Vice Chair), Cobb, Kilmer, Sorensen, and Ziegler, and met four times. Each of these directors is “independent” according to the Nasdaq listing requirements. The Risk Oversight Committee is charged with being the primary committee to actively monitor and oversee the risk management process.  Additional information regarding risk oversight and the Risk Oversight Committee’s role is found on page 16 of this proxy statement.  The responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com.

Executive Committee. The Executive Committee consisted of directors Bates, Field (Vice Chair), Helling, Kilmer, Sorensen, and Ziegler (Chair), and did not meet in 2023. The Executive Committee is authorized to act with the same authority as the Board of Directors between meetings of the Board of Directors, subject to certain limitations set forth in its charter.  Although this authority allows the committee to act quickly on matters requiring urgency when the full Board of Directors is not available to meet, it is not intended to supplant the authority of the full Board of Directors.  The responsibilities and functions of the Executive Committee are further described in its charter, which is available on our website at www.qcrh.com.

Consideration of Director Candidates

Director Nominations and Qualifications.  For the 2024 Annual Meeting, the Nomination and Governance Committee recommended for re-election to the Board of Directors each of the four incumbent directors whose terms are scheduled to expire at the 2024 Annual Meeting.  These nominations were approved by the full Board of Directors.  We did not receive any stockholder nominations for director for the 2024 Annual Meeting.

In carrying out its nominating function, the Nomination and Governance Committee has developed qualification criteria for membership on the Board of Directors.  All potential nominees for election, including incumbent directors, board nominees and those stockholder nominees included in the proxy statement are reviewed for the following attributes:

●	demonstrated integrity, ethics, reputation and character;

●	education, professional background and/or board experience relevant to the operation of QCR Holdings and service on the Board of Directors;

●	evidenced leadership and sound business judgment in his or her professional life;

●	well recognized and demonstrated leadership of service to his or her community; and

●	willingness and ability to devote sufficient time to carrying out the duties and responsibilities required of a board member.

The Nomination and Governance Committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members, to determine if they meet QCR Holdings’ age eligibility requirements (a person who has reached age 75 before the date of the 2024 Annual Meeting is not eligible for election to the Board of Directors) and to determine whether they are “independent” in accordance with the Nasdaq listing requirements (to ensure that at least a majority of the directors will, at all times, be independent).  The Nomination and Governance Committee considers the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics which may contribute to the Board of Directors.  It has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third-party firm or professional for the purpose of identifying candidates.

The Nomination and Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service whose term is scheduled to expire at the upcoming annual stockholder meeting to determine if those individuals satisfy the qualification criteria for continued membership on the Board of Directors.  Prior to nominating an existing director for re-election to the Board of Directors, it considers and reviews the following attributes with respect to each existing director:

●	Board of Directors and committee attendance and performance;

●	length of board service;

●	experience, skills and contributions that the existing director brings to the Board of Directors;

●	independence and any conflicts of interest; and

●	any significant change in the existing director’s status, including the attributes considered for initial membership on the Board of Directors.

Current members of the Board of Directors who satisfy the qualification criteria described above and who are willing to continue in service are considered for re-nomination.  If any member of the Board of Directors does not wish to continue to service or if the Nomination and Governance Committee or the Board of Directors decides not to re-nominate a member for re-election, it would determine whether or not the position would be filled and, if so, would identify the desired skills and experience of a new nominee.

Board Diversity

The Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors.  The rules also require Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+.  Accordingly, we have surveyed members of our Board of Directors and concluded that the Board of Directors is in compliance with Nasdaq’s diversity requirement.  The Board Diversity Matrix below presents the Board of Directors’ diversity statistics as prescribed by the Nasdaq rule.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics in place that applies to all of our directors and employees, and all of these individuals receive annual training.  The code sets forth the standard of ethics that we expect all of our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer.  The code is posted on our website at www.qcrh.com.  We have satisfied and intend to continue to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer, Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

Board Leadership Structure

Since January 1, 2007, we have kept the positions of Chair of the Board of Directors and Chief Executive Officer separate. While our bylaws do not require our Chair and Chief Executive Officer positions to be separate, the Board of Directors believes that having separate positions and having an independent outside director serve as Chair is the appropriate leadership structure for QCR Holdings at this time and demonstrates our commitment to good corporate governance.  Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chair to lead the Board of Directors in its fundamental role of providing advice to, and exercising independent oversight of, management.  We believe that having an independent Chair eliminates conflicts of interest that could arise if the positions were held by one person.  In addition, this leadership structure allows the Board of Directors to more effectively monitor and evaluate the performance of our Chief Executive Officer.

Currently, Ms. Ziegler holds the position of Chair of the Board of Directors and Mr. Helling holds the position of Chief Executive Officer.  Ms. Ziegler is “independent” according to the Nasdaq listing requirements.  To further enhance the role of the independent directors on our Board of Directors and consistent with the Nasdaq listing requirements, the Board of Directors’ independent directors regularly meet without Messrs. Helling or Gipple in attendance.

The Board’s Role in Risk Oversight

While management is responsible for the day-to-day management of risks QCR Holdings faces, oversight of our risk management is central to the role of the Board of Directors.  The Risk Oversight Committee is charged with the primary responsibility for overseeing risk management functions including those relating to operational (including information technology and cyber security aspects), legal/regulatory, capital, liquidity, interest rate, reputational and strategic risks, on behalf of the Board of Directors.  The members of the Risk Oversight Committee discuss our risk assessment and risk management policies, provide oversight, and inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.  As noted on page 14 of this proxy statement, the Risk Oversight Committee is composed of independent directors.  The Risk Oversight Committee makes regular reports to the full Board of Directors.

In addition, other board committees have been assigned oversight responsibility for specific areas of risk and risk management, and each committee considers risks within their areas of responsibility.  The Audit Committee is responsible for monitoring our financial reporting process and system of internal controls, including controls related to risk management.  The Compensation Committee is chiefly responsible for compensation-related risks.  The members of the Compensation Committee discuss and review the key business and other risks we face and the relationship of those risks to certain compensation arrangements.  This review is intended to comply with the Securities and Exchange Commission requirement to assess risks related to compensation plans and requirements of financial institution regulatory agencies (each as more fully described in the “Executive Compensation” section of this proxy statement).  The subsidiary banks’ Loan Committees have primary responsibility for credit risk.  For those subsidiary banks that have fiduciary powers, the banks’ Wealth Management Committees have primary responsibility for fiduciary risk.  Each of these committees receives regular reports from management regarding such risks and reports regularly to the Risk Oversight Committee or the full Board of Directors concerning such risks.

Environmental, Social, and Governance Matters

QCR Holdings is built on relationships and integrity. We adhere to those principles in all areas of our business and in our communities and believe that our Environmental, Social and Governance (“ESG”) initiatives will drive shareholder value and make us a better company.

We believe in the responsible use of our resources with a focus on sustainability.  We are committed to supporting the communities in which we live and work, integrity in our business practices, and strong corporate governance principles. With numerous programs and activities aligned with our ESG framework, we will continue to develop and enhance our efforts to ensure we are doing what is right for our customers, our employees, and our communities. Below are some of the ways we have addressed ESG matters for the benefit of all of our stakeholders.

Environmental: We believe in responsible use of our resources with a focus on sustainability.  Our 2023 environmental efforts included:

●

Facility enhancements to reduce our energy consumption, including incorporating rooftop solar and other energy-efficient features in the design of our new Cedar Rapids, IA, facility, replacing the HVAC system at our Brady Street, Davenport, IA, location with energy efficient units, and ongoing LED conversions across the company.

●	Reducing waste through recycling programs across the company, donating old office furniture, eliminating single-use plastic products, and promoting use of e-statements by customers.
●	We provided approximately $80.5 million in financing for solar projects and $6.4 million in Property Assessed Clean Energy (PACE) financing in 2023.

Social: We are committed to fostering and preserving a culture of diversity, equity, and inclusion (“DEI”), promoting a highly engaged workforce, and supporting the communities in which we live and work.  Some of our 2023 highlights include:

●

We hired a Chief Human Resources Officer to elevate and escalate issues related to human capital within the organization with a focus on attracting, retaining and developing top talent, educating employees on the compensation and benefits components of their employment, and maximizing benefits usage.

●	We expanded our employee development opportunities with a newly created monthly manager development series.
●	We added a new Volunteer Time Off benefit to provide eight hours of paid leave for employees to volunteer in their communities.
●

Our annual employee engagement survey resulted in an engagement score of 78%, above the financial services national benchmark of 75%, with a 92% employee participation rate that exceeded 2022 participation.

●	Our annual DEI survey saw participation increase by 4.9% over the prior year, with an overall score of 4.0 on a 1-5 scale, up from 3.9 in 2022.
●	Our employees volunteered almost 23,000 hours, including over 4,300 hours of financial literacy efforts, in the communities we serve.
●	We supported non-profit organizations and community development efforts with over $2 million in corporate sponsorships and donations.
●	We provided over $648 million in Community Reinvestment Act (CRA) financing and investments.
●	Since 2018 and through year-end 2023, we have supported the affordable housing market with $1.78 billion in loans and $112.8 million in investments through 422 multifamily projects.

Governance: We are committed to integrity in our business practices and strong corporate governance principles. Some highlights include:

●	Our Board of Directors includes 45% women and minorities, with women in several Board of Directors leadership roles, including Chair of the Board of Directors and three committee chair positions.
●

Our Code of Business Conduct and Ethics Policy (the “Code”) reinforces our commitment to ethical business practices, details the fundamental principles of ethical business behavior, and defines the responsibilities of all employees, officers, and directors. All employees and directors receive annual training on the Code.

●

We maintain a comprehensive cyber and information security program to ensure the protection and proper disposal of company information and customers’ non-public personal information. All employees receive annual training on information security, including specific training on identity theft, phishing, and social engineering.

●

Through our Best in Class initiative, we have implemented a total of 325 standard operating procedures as of year-end 2023 to allow for collaboration, agility, transformation, and innovation throughout the company.

Share Ownership and Retention Guidelines

In order to better align the interests of our board members and management with the interests of our stockholders, our Board of Directors adopted share ownership guidelines in 2008.  These share ownership guidelines were amended in February 2016 to clarify the ownership holding requirements for our executives, and later amended in November 2022 for a change to non-employee directors of QCR Holdings to better align with our peer group’s requirements.

Under these guidelines, non-employee directors of QCR Holdings are expected to achieve a share ownership level with a value equal to five times the amount of each non-employee director’s annual cash retainer (excluding compensation for committee service) within five years of initial election as a director and maintain such ownership level so long as they serve in the position of director.  For 2024, based on the one-year trailing average monthly closing stock price, the amount is 4,227 shares.

We also have share ownership guidelines for our named executive officers, who are set forth on page 22 of this proxy statement.  The stock ownership guidelines vary by position and for Messrs. Helling and Gipple, in light of their service as board members of QCR Holdings, the amount is 30,000 shares. For all other named executive officers, based on QCR Holdings’ one-year trailing average monthly closing stock price, the amount is 5,205 shares within three years of date of hire, which must be maintained so long as they are employed in their positions with QCR Holdings and/or a subsidiary.

Currently, each QCR Holdings director and each named executive officer holds the requisite number of shares and is in compliance with the share ownership guidelines.

Stockholder Communications with the Board, Nomination and Proposal Procedures

General Communications with the Board of Directors.  Stockholders may contact our Board of Directors by contacting Deborah M. Neyens, Corporate Secretary, at QCR Holdings, Inc., 3551 Seventh Street, Moline, Illinois 61265 or (309) 736-3580.  All appropriate comments will be forwarded directly to the Chair of the Board of Directors.  Ms. Neyens will not generally forward communications that are primarily commercial in nature or related to an improper or irrelevant topic.

Nominations of Directors.  In accordance with our bylaws, a stockholder may nominate a director for election at an annual meeting of stockholders by delivering or mailing written notice of the nomination to our Corporate Secretary, at the above address, not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if we provide less than 40 days’ notice or prior public disclosure of the date of the meeting, notice by the stockholder, to be timely, must be received no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first.  The stockholder’s notice of intention to nominate a director must include: (i) the name and address of record of the nominating stockholder; (ii) a representation that the stockholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) any other information regarding each proposed nominee as would be required to comply with the rules and regulations set forth by the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the corporation if so elected.  We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director.  Persons nominated for election to the Board of Directors pursuant to this paragraph will not be included in our proxy statement.

Other Stockholder Proposals.  To be considered for inclusion in our proxy statement and form of proxy for our 2025 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 6, 2024, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations, including Rule 14a-8 adopted under the Exchange Act.  Submission of a proposal does not guarantee inclusion within our proxy statement.

In accordance with our bylaws, for proposals to be brought by a stockholder at an annual meeting, the stockholder must file a written notice of the proposal to our Corporate Secretary, at the above address,  not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if we provide less than 40 days’ notice of the meeting, notice by the stockholder, to be timely, must be delivered no later than the close of business on the 10th day following the day on which notice of the date on which the notice of the meeting was first mailed to stockholders.  The notice must set forth: (i) a brief description of each proposal and the reasons for conducting such business at the meeting; (ii) the name and address of the proposing stockholder; (iii) the number of shares of the corporation’s common stock beneficially owned by the stockholder on the date of the notice; and (iv) any financial or other interest of the stockholder in the proposal.  Stockholder proposals submitted under these procedures will not be included in our proxy statement.

Our Executive Management Team

Our current executive officers, comprised of management officers and subsidiary bank leaders, are Larry J. Helling, Todd A. Gipple, both of whom are also directors of QCR Holdings, as well as John H. Anderson, Monte C. McNew, Reba K. Winter, Nicole “Niki” A. Lee, Kurt A. Gibson, and James D. Klein.

Mr. Helling (age 68) was appointed Chief Executive Officer of QCR Holdings in May 2019, and he previously served as President and Chief Executive Officer of Cedar Rapids Bank and Trust since 2001.  Mr. Gipple (age 60) was appointed President of QCR Holdings in May 2019, has served as Chief Financial Officer since 2008, and served as Chief Operating Officer from 2008 to 2023.  He previously served as Executive Vice President and Chief Financial Officer since 2000.  Mr. Anderson (age 59) has served as Chief Executive Officer of Quad City Bank and Trust since 2007.  He previously served as President since May 2020 and Senior Vice President, Business Development since 1998.  Mr. McNew (age 51) was appointed Chief Executive Officer of Guaranty Bank in April 2022.  He previously served as Chief Executive Officer and President of Guaranty Bank (previously known as Springfield First Community Bank) since February 2021, as President since 2018, and as Executive Vice President, Commercial Lending since 2014.  Ms. Winter (age 62) was appointed Chief Operating Officer of QCR Holdings in May 2023, and she previously served as Executive Vice President, Chief Information Officer since 2019.  Ms. Lee (age 48) has served as Chief Human Resource Officer of QCR Holdings since May 2023.  Mr. Gibson (age 56) has served as President and Chief Executive Officer of Community State Bank since 2018, and he previously served as President since 2017.  Mr. Klein (age 50) has served as President of Cedar Rapids Bank & Trust since 2019, and he previously served as Chief Lending Officer since 2014 and Senior Vice President, Retail Banking since 2010.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on March 25, 2024, by each director, by each director nominee, by each named executive officer named in the summary compensation table, by persons who are the beneficial owners of more than 5% of our common stock and by all directors and executive officers of QCR Holdings as a group.  Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of March 25, 2024.

Name of Stockholder and Number of Persons in Group	Amount and Nature of Beneficial Ownership (1)	Percent of Class
Directors and Named Executive Officers
John H. Anderson	42,688(2)	*
Mary Kay Bates	7,120(3)	*
John-Paul E. Besong	8,523(4)	*
Brent R. Cobb	40,604(5)	*
James M. Field	12,254(6)	*
Kurt A. Gibson	5,889(7)	*
Todd A. Gipple	88,057(8)	*
John F. Griesemer	81,257(9)	*
Larry J. Helling	124,045(10)	*
Elizabeth S. Jacobs	6,124(11)	*
Mark C. Kilmer	111,489(12)	*
Monte C. McNew	5,394(13)	*
Donna J. Sorensen	29,800(14)	*
Marie Z. Ziegler	50,346(15)	*
All directors and executive officers as a group (17 persons)	629,325(16)	3.7%
5% Stockholders
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	1,403,594(17)	8.4%
Dimensional Fund Advisors LP, 6300 Bee Cave Road, Building One, Austin, TX 78746	1,025,967(18)	6.1%
FMR LLC, 245 Summer Street, Boston, Massachusetts 02210	1,504,173(19)	9.0%
The Vanguard Group, 100 Vanguard Boulevard., Malvern, PA 19355	933,177(20)	5.6%

*      Less than 1%.

(1)	Amounts reported include shares held directly, including certain shares subject to options, as well as shares held in retirement accounts, by certain members of the named individuals’ families or held by trusts of which the named individual is a trustee or substantial beneficiary. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.
(2)	Includes 40,313 shares in the 401(k) Plan, over which Mr. Anderson has shared voting and investment power.
(3)	Includes 4,553 shares held in a trust, over which Ms. Bates has shared voting and investment power.
(4)	Includes 5,798 shares held in a trust, over which Mr. Besong has shared voting and investment power.
(5)	Includes 4,005 shares held in a trust, over which Mr. Cobb has shared voting and investment power.
(6)	Includes 4,218 shares held in a trust, over which Mr. Field has shared voting and investment power.
(7)	Includes 702 shares in the 401(k) Plan, over which Mr. Gibson has shared voting and investment power.
(8)	Includes 28,509 shares subject to options which are presently exercisable or exercisable within 60 days of March 25, 2024. Also includes 15,604 shares held in the 401(k) Plan, 1,199 shares held in an IRA account, 2,000 shares held by Mr. Gipple’s spouse, and 702 shares held in a trust, over which he has shared voting and investment power.
(9)	Includes 23,598 shares held in an IRA account, and 24,443 shares held by Mr. Griesemer’s spouse and children.
(10)	Includes 26,289 shares subject to options which are presently exercisable or exercisable within 60 days of March 25, 2024. Also includes 20,172 shares held in the 401(k) Plan, 36,450 shares held in an IRA account, and 4,399 shares held in a trust, over which Mr. Helling has shared voting and investment power.
(11)	Includes 3,265 shares held in a trust, over which Ms. Jacobs has shared voting and investment power.
(12)	Includes 14,438 shares held by Mr. Kilmer’s spouse or children, 41,900 shares held in a trust, 6,172 shares held by a corporation and 3,375 shares held in an IRA account, over which he has shared voting and investment power.
(13)	Includes 1,669 shares in the 401(k) Plan, over which Mr. McNew has shared voting and investment power.
(14)	Includes 7,907 shares held jointly and 21,893 shares held in a trust, over which Ms. Sorensen has shared voting and investment power.
(15)	Includes 200 shares held by Ms. Ziegler’s spouse and 19,471 shares held in a trust, over which she has shared voting and investment power.
(16)	Includes 54,798 shares subject to options which are presently exercisable or exercisable within 60 days of March 25, 2024.
(17)	Includes shares held by BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock Asset Management Canada Limited, BlackRock Fund Advisors, BlackRock Asset Management Ireland Limited, BlackRock Institutional Trust Company, National Association, BlackRock Financial Management, Inc., BlackRock Fund Managers Ltd., BlackRock Asset Management Schweiz AG, and BlackRock Investment Management, LLC, as reported in a Schedule 13G/A filed with the Securities and Exchange Commission on January 25, 2024.
(18)	Based solely on review of a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 2024.
(19)	Based solely on review of a Schedule 13G filed with the Securities and Exchange Commission on February 9, 2024.
(20)	Based solely on review of a Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2024.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides information about our compensation objectives and policies for our named executive officers and explains the structure and rationale of the various compensation elements.  For purposes of the CD&A and the compensation tables that follow, our named executive officers in 2023 were Larry J. Helling, Todd A. Gipple, John H. Anderson, Kurt A. Gibson, and Monte C. McNew. Our CD&A is organized as follows:

●	Overview and Executive Summary. Background context and highlights provide context for the disclosures in the CD&A.

●

Objectives of Our Compensation Program.  The objectives of our executive compensation program are based on our business model and the competitive pressures we face in attracting and retaining executive talent.  We structure our executive compensation program to attract, motivate and retain outstanding executives who lead QCR Holdings in creating sustained long-term value for our stockholders.

●	Elements of Compensation. The key components of our compensation program are base salary, annual bonus and equity awards, with an emphasis on tying executive compensation to performance.

●	Compensation Process. Our executive compensation program is regularly reviewed internally and externally to ensure that proper risk-mitigating procedures and protocols are in place.

●	Analysis of 2023 Compensation. Decisions about 2023 compensation are analyzed and explained in the context of our compensation objectives and performance.

●

Regulatory Considerations.  We describe the impact of guidance established by the Federal Deposit Insurance Corporation and other bank regulatory agencies, in addition to various other regulatory requirements, on our decisions regarding our executive compensation.

●	Insider Trading, Anti-Hedging, and Anti-Pledging Policies. QCR Holdings has insider trading, anti-hedging and anti-pledging policies that are applicable to our named executive officers.

●	Clawback Policy. QCR Holdings has a clawback policy that is applicable to our named executive officers.

●	Share Ownership and Retention Guidelines. Our named executive officers maintain a significant equity interest in QCR Holdings pursuant to our ownership and retention guidelines.

Overview and Executive Summary

Business Overview

QCR Holdings, through its subsidiary banks, provides lending, deposit, and trust and other wealth management services for individuals and businesses.  We offer competitive commercial and personal banking products and are committed to providing superior customer service.  We place a high priority on community service and are actively involved with many civic and community projects in the communities where we conduct business.  We operate in an intensely competitive and uncertain business environment.  From a business perspective, not only do we compete with numerous companies in our markets for clients, but we also compete with many different types and sizes of organizations for senior leadership capable of executing our business strategies.  Among other challenges, our business model requires experienced leaders with banking and operational expertise who are capable of taking on high levels of personal responsibility in an ever-evolving banking industry and economy.

Financial Overview

QCR Holdings achieved record net income for 2023. We reported net income of $113.6 million for the year ended December 31, 2023 and diluted earnings per share (“EPS”) of $6.73.  For the same period in 2022 and 2021, we reported net income of $99.1 million and $98.9 million, and diluted EPS of $5.87 and $6.20, respectively.  The year ended December 31, 2023 was highlighted by several significant items, including record adjusted net income (non-GAAP) of $115.1 million, or $6.82 per diluted share; loan and lease growth of 11% for the year, prior to loan securitizations; deposit growth of 9% for the year; record capital markets revenue of $92.1 million, an increase of $50.8 million, or 123%; tangible book value (non-GAAP) per share increased $6.99, or 19%; and nonperforming assets represented only 0.40% of total assets as of December 31, 2023.  See our Annual Report on Form 10-K for the year ended December 31, 2023 for a reconciliation of the non-GAAP financial measures.

Overview of Our Executive Compensation Program

QCR Holdings is committed to paying for performance.  This commitment is reflected by the significant amount of our named executive officers’ total compensation that is provided through performance-based components.  Our executive compensation program evolves and is adjusted over time to support the business goals of QCR Holdings and to promote both near- and long-term profitable growth.  Total compensation for each named executive officer varies based upon corporate and, when applicable, individual performance in achieving financial and nonfinancial objectives.

Say-on-Pay

At the QCR Holdings 2023 annual meeting, our stockholders approved, on an advisory basis, the executive compensation of our named executive officers as disclosed in the 2023 proxy statement, with over 97% of the shares represented by stockholders present in person or represented by proxy at the annual meeting voting “for” such approval.  QCR Holdings, the Board of Directors and the Compensation Committee pay careful attention to the say-on-pay vote and communications received from stockholders regarding executive compensation, and we believe the vote reflects stockholders’ support of our compensation philosophy and the manner in which we compensate our named executive officers.  While not binding, the Compensation Committee considered the results of the advisory vote as one of many factors in making 2023 compensation decisions and will continue to do so as it continually reviews our compensation program and practices to ensure they continue to support our business strategy and align with stockholders’ interests.

Objectives of Our Compensation Program

The goal of our compensation program is to attract, motivate and retain outstanding employees who provide excellent service to our clients while balancing short- and long-term performance to create sustained long-term value for our investors.  Our compensation program for executives is based in large part on our business needs and challenges in creating stockholder value.  To support the achievement of our business strategies and goals, we strive to:

●	Pay for performance;
●	Tie equity compensation to long-term value creation for our stockholders;
●	Align executives’ financial interests with those of our stockholders;
●	Support QCR Holdings’ values, strategy, and development of employees;
●	Foster a team approach among top executives;
●	Attract, retain, and align leaders capable of delivering superior business results;
●	Provide competitive cash compensation and benefit opportunities;
●	Adhere to the highest legal and ethical standards; and
●	Manage our compensation program in light of risks to the organization.

Elements of Compensation

Our executive compensation program consists of several elements, each with an objective that fits into our overall compensation program.  The following overview explains the structure and rationale of the elements of compensation used for 2023.

Base Salary

Cash salaries are intended to be competitive with the market and reflect the individual’s experience, performance, responsibilities, and contribution to QCR Holdings.  The salaries are intended to offer each executive security and to allow QCR Holdings to maintain a stable management team and environment.  The Compensation Committee reviews the salaries of the named executive officers annually.  The Compensation Committee uses its own judgment, as well as its independent compensation consultant’s expertise, when determining the positioning of each executive’s salary compared to the competitive marketplace and also considers internal equity with other employees.

Annual Cash Incentive Bonus

Annual cash incentive bonuses are an important piece of total compensation for our named executive officers as they support and encourage the achievement of our business goals and strategies by tying a meaningful portion of cash compensation to financial results for the year as compared to internal and external standards.  The Compensation Committee believes the named executive officers should have a significant portion of their total compensation packages contingent on annual performance, and therefore a significant portion of compensation is made available through an annual cash incentive bonus program.  Maximum bonus opportunities are capped to discourage both excessive risk-taking and to avoid a focus on maximizing short-term results at the expense of long-term soundness.  In addition, net income in excess of 25% of budgeted net income is required for any bonuses to be paid to our named executive officers.

Under the program, the Compensation Committee established measurable goals for each named executive officer at the beginning of 2023.  These goals focus primarily on net income and other financial performance measures.  Following the Compensation Committee’s review of quantitative and qualitative analyses and calculations at the beginning of 2024, the Compensation Committee determined the amount of annual bonuses for the named executive officers for 2023, based upon the attainment of goals established in early 2023.

Long-Term Stock Incentives

Equity compensation is the other key element of compensation for our named executive officers.  We use several types of long-term incentive awards to drive the creation of long-term value for our stockholders, to attract and retain executives capable of effectively executing our business strategies, and to structure compensation to account for the time horizons of risks.  Our equity compensation practices support the achievement of many of our key compensation objectives, including:

●	Tying pay to performance by linking compensation to stockholder value creation;
●	Aligning executives’ interests with those of our stockholders;
●	Attracting executives committed to building long-term value for our stockholders, by including equity compensation as an element of competitive pay packages for executives; and
●	Retaining and rewarding executives for continued service, by maintaining multi-year vesting periods.

Equity Incentive Plans.  Currently, all equity awards are made under our 2016 Equity Incentive Plan (the “2016 Equity Incentive Plan”), which our stockholders approved in 2016.  Initially, 400,000 shares were authorized for issuance under the plan, in addition to shares remaining available for issuance under our prior equity plans.  As of December 31, 2023, there were 55,554 remaining shares available for issuance.  The 2016 Equity Incentive Plan provides for the issuance of nonqualified stock options, restricted stock, stock appreciation rights and other stock and cash-based awards.

The 2016 Equity Incentive Plan allows for accelerated vesting of outstanding awards held by participants, including our named executive officers, in certain circumstances.  Unless provided otherwise in the agreements setting forth the terms of the award, vesting will accelerate upon a “change in control” of QCR Holdings (as defined in the 2016 Equity Incentive Plan) if the awards are not assumed or otherwise equitably converted into comparable awards by the acquiring company.  If the awards are assumed by the acquirer and a participant’s employment is terminated without “cause” or a participant resigns for “good reason,” the participant’s awards will become vested.  This is what is known as a “double trigger” approach, as compared to a “single trigger” approach which provides for vesting solely upon a change in control (without a termination of employment).  We use the double trigger approach for our equity awards because we believe it provides adequate employment protection while reducing, for the stockholders’ benefit, potential transaction costs associated with the awards.  In addition, the award agreements generally provide that vesting will accelerate upon the participant’s disability or death.

If the QCR Holdings, Inc. 2024 Equity Incentive Plan (the “2024 Equity Incentive Plan”) is approved by our shareholders at the 2024 Annual Meeting, the 2024 Equity Incentive Plan will replace the 2016 Equity Incentive Plan. See Proposal 4 for further information regarding the 2024 Equity Incentive Plan.

Employee Stock Purchase Plan.  The QCR Holdings 2022 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”), which our stockholders approved in 2022, is intended to qualify as an employee stock purchase plan under Code Section 423.  The Employee Stock Purchase Plan allows employees of QCR Holdings and its subsidiaries to purchase shares of common stock.  The purchase price for a share is 85% of the fair market value, as of the beginning of the Offering Period or the Purchase Date, whichever is lower, as defined in the Employee Stock Purchase Plan.  Currently, the maximum percentage that any one participant can elect to contribute to the Employee Stock Purchase Plan for purchase of shares is 15% of compensation, up to a maximum of $21,250.  During 2023, our employees purchased 35,058 shares under the Employee Stock Purchase Plan and the prior plan.  As of December 31, 2023, there were 345,801 remaining shares available for issuance under the Employee Stock Purchase Plan.

Employee Insurance Bonus Plan. For each named executive officer other than Mr. Gibson, the Employee Insurance Bonus Plan provides for the purchase of an individually owned life insurance policy and additional compensation to offset the cost of such policy. Benefits provided to our named executive officers under the Employee Insurance Bonus Plan are reflected in the All Other Compensation column of the Summary Compensation Table in this proxy statement.

Retirement Benefits

QCR Holdings 401(k)/Profit Sharing Plan.  QCR Holdings sponsors a tax-qualified profit sharing plan qualified under Section 401(k) of the Code (the “401(k) Plan”).  All employees are eligible to participate. Currently, pursuant to the 401(k) Plan, QCR Holdings matches 100% of the first 3% of an employee’s annual compensation deferred under the 401(k) Plan and 50% of the next 3% of an employee’s annual compensation deferred under the 401(k) Plan, up to a maximum of 4.5% of an employee’s annual compensation.  Although QCR Holdings may make additional contributions to the 401(k) Plan at its discretion, which are allocated to the accounts of participants based on relative compensation, there were no discretionary contributions made to the 401(k) Plan for the 2023 plan year. Contributions under the 401(k) Plan for the benefit of our named executive officers are reflected in the All Other Compensation column of the Summary Compensation Table of this proxy statement.

Deferred Compensation

Non-Qualified Supplemental Executive Retirement Program.  QCR Holdings maintains a Non-Qualified Supplemental Executive Retirement Plan (“SERP”) for certain of the named executive officers, including Messrs. Helling, Gipple and Anderson.  The Compensation Committee believes the SERP is an important component of compensation that helps maintain a stable, committed and qualified team of key executives while also protecting QCR Holdings and our stockholders through certain retention and non-competition provisions.

Under their SERP agreements, Messrs. Helling and Gipple will receive a supplemental retirement benefit in an annual pre-tax amount equal to 2.5% for each year of credited full-time service prior to attainment of age 65 (not to exceed 40 years), multiplied by the executive’s average annual base salary plus cash bonus for the three most recently completed plan years prior to retirement, subject to a maximum of 70% of average compensation.  The retirement benefit will be reduced by any contributions made by QCR Holdings, plus earnings under the 401(k) Plan and other deferred compensation plans. Each executive is eligible for the SERP benefit if he retires after attaining age 55 with at least 10 years of service. Both Mr. Helling and Mr. Gipple have attained the age of 55 and have at least 10 years of service. Assuming the executives retire on December 31, 2023 and based on salaries and cash bonuses paid for 2023, we estimate that we will owe the following annual amounts upon their respective retirements: Mr. Helling, $309,980; and Mr. Gipple, $343,110.

Under his SERP agreement, Mr. Anderson will receive a SERP benefit that varies depending upon the executive’s age at retirement, ranging from $20,000 per year following a retirement after attainment of age 55 but before attainment of age 56, to $84,000 per year following a retirement on or after attainment of 65.

These SERP benefits will generally be paid in 180 monthly installments.  The SERP agreements also provide for the payment of a survivor’s benefit to the executive’s beneficiary upon the executive’s death.

Non-Qualified Deferred Compensation Plan Agreements.  QCR Holdings has entered into non-qualified deferred compensation plan agreements with certain of the named executive officers.  These plan agreements enable executives to save for retirement by deferring a portion of their annual salaries and bonuses under a voluntary, non-qualified deferred compensation plan.  QCR Holdings matches these deferrals up to certain maximum amounts, and interest is earned at the prime rate subject to certain floor and cap rates, as follows:

	Deferred Compensation Plan Agreements
Executive	2023 Executive Contributions	2023 QCR Holdings Matching Contributions	Interest Rate Floor and Cap
Larry J. Helling	$50,000	$25,000	8.0% - 10.0%
Todd A. Gipple	$20,000	$20,000	6.0% - 12.0%
John H. Anderson	$40,000	$10,000	4.0% - 8.0%
Kurt A. Gibson	$10,000	$10,000	4.0% - 8.0%
Monte C. McNew	$24,324	$10,000	4.0% - 8.0%

The participating executives will receive their existing account balances upon a termination in connection with a change in control. The agreements also provide for the payment of a survivor’s benefit to the executive’s beneficiary upon the executive’s death.

Consistent with Code requirements, the SERP and non-qualified deferred compensation plan agreements are “unfunded” general contractual obligations of QCR Holdings subject to the claims of our creditors.  If QCR Holdings were to become insolvent, the participants would be unsecured general creditors of QCR Holdings.  The Compensation Committee believes this form of “at risk” compensation helps align the interests of plan participants with the long-term interests of QCR Holdings, its debt holders and its stockholders.

Deferred Income Plans.  Stockholders approved the 1997 Deferred Income Plan and the 2005 Deferred Income Plan to enable directors and selected key officers of QCR Holdings and its related companies, to elect to defer all or a portion of the fees and cash compensation payable to them for their service as directors or employees.  The plans purchase shares of QCR Holdings common stock at market value, which are held in a rabbi trust associated with the plans.  Messrs. Helling and Gipple were participants in the 1997 plan until 2005.

Perquisites and Other Benefits

The named executive officers participate in QCR Holdings’ broad-based employee benefit plans, such as medical, dental, disability and life insurance programs (except as described below), generally under the same terms as other eligible employees.  Each named executive officer receives an automobile allowance.  Messrs. Anderson, Gibson, and McNew receive payments for a country club membership to foster customer relationships.  Messrs. Helling, Gipple, and Anderson also receive an executive health physical benefit.  In addition, QCR Holdings pays for tax planning and preparation services for Messrs. Helling and Gipple.  Further, QCR Holdings and its subsidiaries provide for the purchase of individually owned life insurance policies for each named executive officer other than Mr. Gibson under the Employee Insurance Bonus Plan (as described further above).  The value of the perquisites provided by or paid for by QCR Holdings is reflected in the All Other Compensation column of the Summary Compensation Table in this proxy statement and is generally comparable to perquisites offered at other bank holding companies.

Employment Agreements

We have employment agreements with each of our named executive officers.  We believe employment agreements help us recruit and retain executives with the experience, skills, knowledge, and background needed to achieve our business goals and strategy and also provide certain protections to QCR Holdings and our stockholders by including confidentiality, non-competition, and non-solicitation covenants. The employment agreements are discussed beginning on page 40 of this proxy statement under the heading Potential Payments upon Termination or Change in Control.

Compensation Process

The Compensation Committee has broad discretion in overseeing our compensation program.  It reviews each element of compensation for each of our named executive officers at least once each year and makes a final determination regarding any adjustments to the current compensation structure and levels after considering a number of factors.  When reviewing compensation, the Compensation Committee takes into account the scope of each named executive officer’s responsibilities, performance and experience, as well as competitive compensation levels.  During the annual review process, the Compensation Committee also reviews our full-year financial results against other banking organizations and reviews the structure of our compensation program relative to sound risk management.

The Committee’s primary considerations when making executive compensation decisions are:

●	Key financial measurements, which reflect our ultimate goal of value creation for our stockholders;

●	Strategic initiatives related to our business;

●	Achievement of specific operational goals relating to each executive’s area of oversight;

●	Compensation of other QCR Holdings executives; and

●	Compensation of peer group executives.

Consulting Assistance

Under its charter, the Compensation Committee has the authority to retain its own compensation consultants.  Since June 2015, the Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FWC”) as its compensation consultant to provide it with independent analysis and advice about executive compensation-related matters, including a review of the compensation program actions recommended by management, reviewing the chosen peer group for competitive comparisons and advising it on best practices and ideas for board governance of executive compensation.  FWC reports directly to the Compensation Committee, and management has not retained its own compensation consultant. The Compensation Committee has conducted an inquiry and assessment with respect to FWC, including the factors relating to independence specified in Nasdaq listing requirements, and determined that it is independent of management and has no conflicts of interest in acting as a compensation consultant to the Compensation Committee.

Role of Executive Officers

As requested by the Compensation Committee, select members of management facilitate the Committee’s consideration of compensation for our named executive officers by providing information for the Committee’s review.  Mr. Helling provides background and recommendations with respect to each of the other named executive officers.  Mr. Helling is not present for the discussion or determination of his compensation.  Information considered by the Compensation Committee includes, among other items, financial results and analysis, performance evaluations, compensation provided to our named executive officers, technical and regulatory considerations, and input on program design and possible modifications.

Peer Group

Market pay levels and practices are one of many factors we consider in setting executive pay levels and designing the compensation program.  Information on pay levels and practices is gathered for a group of publicly traded companies selected based on their business focus, scope and location of operations, size and other considerations.  The Compensation Committee reviews and evaluates the membership of the peer group on an annual basis.  For 2023, after substantial review and consideration, the Compensation Committee approved a peer group of 17 financial institutions listed below.

Community Trust Bancorp, Inc.	1st Source Corporation	Mercantile Bank Corporation

Enterprise Financial Services Corp	German American Bancorp, Inc.	Midland States Bancorp, Inc.

First Busey Corporation	Great Southern Bancorp, Inc.	MidWestOne Financial Group, Inc.

First Financial Corporation	Heartland Financial USA, Inc.	National Bank Holdings Corporation

First Merchants Corporation	Horizon Bancorp, Inc.	Stock Yards Bancorp, Inc.

First Mid Bancshares, Inc.	Lakeland Financial Corporation

The companies in the peer group have a median asset size of $8.0 billion (as of June 30, 2023), ranging from approximately $4.9 billion to $20.2 billion.  QCR Holdings is currently $8.5 billion in total assets as of December 31, 2023.  In addition to asset size, other factors considered in selecting peers included geography, complexity of the organization and similarity of business lines and services and products offered to those of QCR Holdings.  We believe the peers selected are a diverse group of financial institutions that provide the necessary breadth to be meaningful in evaluating the named executive officers’ compensation.  FWC summarized and provided the Compensation Committee with market data relating to base salaries, annual cash incentive bonuses, long term stock incentives and total compensation.  The Compensation Committee considered this information, together with other factors discussed below, in determining the compensation for our named executive officers.

Analysis of 2023 Compensation

Consistent with our philosophy of linking compensation to performance, the compensation for our named executive officers in 2023 was based, in part, on our business results in 2023.  This section discusses the compensation actions that were taken in 2023 for our named executive officers, as detailed below.

Base Salary

Salaries for our named executive officers for 2023 and 2024 are as follows:

Executive	2023 Salary	2024 Salary	Percentage Change
Larry J. Helling	$437,739	$455,248	4.00%
Todd A. Gipple	$369,365	$382,293	3.50%
John H. Anderson	$284,783	$293,327	3.00%
Kurt A. Gibson	$234,077	$241,685	3.25%
Monte C. McNew	$265,412	$274,038	3.25%

Annual Incentive Bonus

On an annual basis, the Compensation Committee approves targets applicable to annual incentive bonus awards for our named executive officers.  At the beginning of 2023, the Compensation Committee set threshold, target and maximum award opportunities as a percentage of salary for each of our named executive officers based on that individual’s position and competitive market data for similar positions. The 2023 awards for our named executive officers were contingent primarily on performance relative to goals for net income and other financial performance measures and objectives aligned with those of QCR Holdings’ stockholders.  The performance criteria were weighted to reflect QCR Holdings’ strategic objectives.  The Compensation Committee also has the discretion to include individual performance goals for the named executive officers, including entity-level goals for subsidiaries within their oversight, consistent with QCR Holdings’ 2023 strategic objectives and their specific roles.  For 2023 earned annual incentive bonuses, corporate goals were weighted 100%.  As noted above, our named executive officers would not have been eligible to receive an annual incentive bonus had QCR Holdings’ net income not exceeded 25% of budgeted net income.

For 2023, threshold, target and maximum annual incentive bonus levels were as follows (stated as a percentage of base salary):

Executive	Threshold	Target	Maximum
Larry J. Helling	45.0%	90.0%	135.0%
Todd A. Gipple	40.0%	80.0%	120.0%
John H. Anderson	25.0%	50.0%	75.0%
Kurt A. Gibson	22.5%	45.0%	67.5%
Monte C. McNew	22.5%	45.0%	67.5%

Larry J. Helling and Todd A. Gipple.  The Compensation Committee established the following corporate goals for Messrs. Helling and Gipple:

Corporate Goals	Goal Weight	Threshold	Target	Maximum	Actual
QCR Holdings bonus-adjusted net income	80%	$101.0M	$112.2M	$117.8M	$114.1M
QCR Holdings NPAs to total assets	20%	1.00%	.75%	.50%	.40%

John H. Anderson.  The Compensation Committee established the following corporate goals for Mr. Anderson:

Corporate Goals	Goal Weight	Threshold	Target	Maximum	Actual
QCR Holdings bonus-adjusted net income	30%	$101.0M	$112.2M	$117.8M	$114.1M
Quad City Bank and Trust net income	25%	$24.8M	$27.5M	$28.9M	$21.8M
Quad City Bank and Trust core loan growth	10%	$8.9M	$26.8M	$44.6M	$76.7M
Quad City Bank and Trust core deposit growth	15%	$51.1M	$119.3M	$170.5M	$212.6M
Quad City Bank and Trust noninterest income	10%	$11.9M	$14.0M	$15.4M	$15.3M
Quad City Bank and Trust NPAs to total assets	10%	1.00%	.75%	.50%	.06%

Kurt A. Gibson.  The Compensation Committee established the following corporate goals for Mr. Gibson:

Corporate Goals	Goal Weight	Threshold	Target	Maximum	Actual
QCR Holdings bonus-adjusted net income	30%	$101.0M	$112.2M	$117.8M	$114.1M
Community State Bank net income	25%	$15.1M	$16.8M	$17.6M	$18.2M
Community State Bank core loan growth	10%	$5.8M	$17.5M	$29.1M	$80.7M
Community State Bank core deposit growth	15%	$30.9M	$72.2M	$103.1M	$73.9M
Community State Bank noninterest income	10%	$4.8M	$5.7M	$6.3M	$5.2M
Community State Bank NPAs to total assets	10%	1.00%	.75%	.50%	0.16%

Monte C. McNew.  The Compensation Committee established the following corporate goals for Mr. McNew:

Corporate Goals	Goal Weight	Threshold	Target	Maximum	Actual
QCR Holdings bonus-adjusted net income	30%	$101.0M	$112.2M	$117.8M	$114.1M
Guaranty Bank net income	25%	$23.2M	$25.8M	$27.1M	$25.3M
Guaranty Bank core loan growth	10%	$13.1M	$39.3M	$65.6M	$0.0M
Guaranty Bank core deposit growth	15%	$46.6M	$108.7M	$155.3M	$112.0M
Guaranty Bank noninterest income	10%	$11.4M	$13.4M	$14.8M	$17.9M
Guaranty Bank NPAs to total assets	10%	1.00%	.75%	.50%	0.36%

After considering the weighting of all criteria and the resulting performance of QCR Holdings and the named executive officers, the Compensation Committee determined the actual annual cash incentive bonuses for 2023 as shown in the table below (as a percentage of base salary):

Executive	Target Award	Corporate Goals	Actual Award
Larry J. Helling	90.0%	110.9%	110.9%
Todd A. Gipple	80.0%	98.4%	98.4%
John H. Anderson	50.0%	51.0%	51.0%
Kurt A. Gibson	45.0%	56.2%	56.2%
Monte C. McNew	45.0%	46.3%	46.3%

Long-Term Stock Incentives

For 2023, the Compensation Committee targeted equity award values between 16% and 40% of salary for each named executive officer.  The table below reflects the target awards and the actual grants awarded in March 2024 based upon the executive’s performance in 2023.  Actual awards were granted in the form of restricted stock units subject to a four-year vesting schedule, with equal portions vesting on each anniversary of the grant date.

	2023 Performance-Based Equity Incentive Plan (Grant Value of Restricted Stock Unit Awards as a Percentage of Salary)
Executive	2023 Target	2023 Award
Larry J. Helling	40.0%	49.3%
Todd A. Gipple	35.0%	43.1%
John H. Anderson	30.0%	30.6%
Kurt A. Gibson	16.0%	20.0%
Monte C. McNew	16.0%	16.5%

Additionally, the Compensation Committee reviews talent retention on an ongoing basis and considers whether any additional incentive awards are necessary in order to ensure the retention of executives with strong performance who are key to our future success.  Based on this review and consideration, in 2019, Messrs. Helling, Gipple, and Anderson received a one-time grant of performance awards in connection with entering their new employment agreements, with total fair market values, which assume maximum attainment, the probable outcome of such awards at the time of grant, summarized in the table below:

Named Executive Officer	Intended Total Fair Market Value
Larry J. Helling	$500,000
Todd A. Gipple	$500,000
John H. Anderson	$250,000

These performance awards are granted in annual tranches with several annual net income goals because this metric resonates strongly with our stockholders.  The net income-based tranche of the 2023 performance shares was tied to achievement of our 2023 net income goal and is disclosed in our Summary Compensation Table and Grants of Plan Based Awards Table.  Future tranches will be tied to net income goals in 2024 and onward and will be disclosed in future years.  Our Compensation Committee has determined that an annual net income goal, with a multi-year service period component, is the most appropriate metric due to an uncertainty of factors influencing our business, including factors such as potential future company growth through acquisitions and interest rate changes.  The awards are subject to continued employment through the date our Compensation Committee certifies performance achievement.  These awards are described in the employment agreements beginning on page 40 of this proxy statement under the heading Potential Payments upon Termination or Change in Control.

Regulatory Considerations

As a publicly traded bank holding company and financial institution, QCR Holdings must comply with multiple layers of regulations when considering and implementing compensation decisions.  Although these regulations do not set specific parameters within which compensation decisions must be made, they do require QCR Holdings and the Compensation Committee be mindful of the risks associated with a compensation program designed to incentivize superior performance.

The Compensation Committee believes that its regular, overall assessment of the compensation plans, program and arrangements established for the named executive officers includes a sensible, responsible approach toward balancing risks and rewarding reasonable, but not necessarily easily attainable, goals.  The Compensation Committee also believes that QCR Holdings has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans.  The Compensation Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reported earnings in an effort to enhance his or her compensation.

When making decisions about executive compensation, in addition to the above, we also consider the impact of other regulatory provisions, including: Code Section 162(m) as in effect for 2023, which may limit the tax deductibility of certain compensation; Code Section 409A, regarding nonqualified deferred compensation; and Code Sections 4999 and 280G, regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control.  We also consider how various elements of compensation will impact our financial results.  For example, we consider the impact of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, which requires us to recognize the compensation cost of grants of equity awards based upon the grant date fair value of those awards.

Insider Trading Policy

QCR Holdings has an insider trading policy that permits open market transactions in QCR Holdings stock beginning two trading days following the date of public disclosure of each fiscal quarter’s financial results until two weeks before the end of the next fiscal quarter.  In addition, our named executive officers may purchase QCR Holdings common stock through payroll deductions under our 401(k) Plan and Employee Stock Purchase Plan.  Changes to certain elections under the 401(k) Plan and Employee Stock Purchase Plan may only be made during the period when open market transactions are permitted.  All of our named executive officers are currently in compliance with this policy.

Anti-Hedging Policy

The insider trading policy includes provisions that prohibit all employees and directors from entering into hedging transactions involving QCR Holdings securities. This prohibition includes the direct or indirect purchase or use of stock options, prepaid variable forward contracts, equity swaps, collars, exchange funds or any other instruments designed to hedge or offset any decrease in the market value of QCR Holdings securities.  To our knowledge, none of our officers or directors has entered into a hedging transaction involving QCR Holdings stock in violation of this prohibition.

Anti-Pledging Policy

The insider trading policy also includes provisions that prohibit our directors and executive officers from pledging QCR Holdings securities without the prior approval of the Nomination and Governance Committee. To our knowledge, none of our officers or directors has pledged his or her stock in violation of this policy.

Clawback Policy

In August 2023, the Board of Directors adopted a clawback policy in accordance with the listing standards of the Nasdaq, a copy of which is filed as an exhibit to our Annual Report on Form 10-K.  The policy requires that we recoup certain cash and equity incentive compensation paid to or deferred by certain executives in the event QCR Holdings is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the federal securities laws, and the compensation would not have been awarded under the restated financial information, subject to the other terms and limitations set forth in the policy.

Share Ownership and Retention Guidelines

We believe our named executive officers and nonemployee directors should have a significant equity interest in QCR Holdings.  To promote such equity ownership and further align the interests of our executives and directors with our stockholders, we maintain share retention and ownership guidelines that require our named executive officers and our directors to hold shares of common stock of QCR Holdings that are described on page 18 of this proxy statement.  Until an individual’s stock ownership guideline is met, an executive’s annual incentive and the director’s fees will be paid solely in shares of QCR Holdings common stock (net of required withholding).  The guidelines are subject to periodic review by the Compensation Committee and compliance is monitored on an annual basis.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and approved the Compensation Discussion and Analysis contained in this proxy statement with management.  Based on these discussions with management, the Compensation Committee recommended that the Board of Directors approve and include the Compensation Discussion and Analysis in this proxy statement.

Compensation Committee:

James M. Field	John F. Griesemer
Mark C. Kilmer	Elizabeth S. Jacobs
Marie Z. Ziegler

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such acts.

Summary Compensation Table

The table below sets forth the following information for the years ended December 31, 2023, 2022 and 2021: (i) the dollar value of base salary earned; (ii) the aggregate grant date fair value of stock awards granted; (iii) the dollar value of awards granted under non-equity incentive plans; (iv) above-market earnings on nonqualified deferred compensation and increase in pension value; (v) all other compensation; and (vi) the dollar value of total compensation.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(h)	(i)	(j)
Larry J. Helling, CEO of Cedar Rapids Bank & QCR Holdings	2023 2022 2021	$437,739 $416,894 $363,297	-- -- --	$303,489 $294,582 $286,937	$485,263 $515,315 $495,307	$500,083 $561,512 $725,382	$72,009 $66,814 $68,218	$1,798,583 $1,855,117 $1,939,141
Todd A. Gipple, President and CFO	2023 2022 2021	$369,365 $354,307 $337,340	-- -- --	$200,063 $238,391 $232,151	$363,970 $389,291 $408,816	$237,882 $561,489 $550,161	$58,224 $52,749 $52,124	$1,229,504 $1,596,227 $1,580,592
John H. Anderson, CEO of Quad City Bank	2023 2022 2021	$284,783 $272,520 $259,469	-- -- --	$131,359 $119,183 $138,745	$145,320 $179,216 $158,949	$61,285 $55,374 $49,935	$57,379 $52,803 $53,276	$680,126 $679,096 $660,374
Kurt A. Gibson, President & CEO of Community State Bank (4)	2023 2022	$234,077 $224,534	-- --	$47,659 $47,890	$131,543 $134,171	-- --	$35,179 $33,829	$448,458 $440,424
Monte C. McNew, CEO of Guaranty Bank	2023 2022 2021	$265,412 $254,592 $242,400	-- -- --	$44,194 $50,315 $100,041	$122,897 $110,534 $110,168	-- -- --	$52,201 $56,857 $39,781	$484,704 $472,298 $492,390

(1)	Pursuant to Securities and Exchange Commission reporting requirements, we report the grant date fair value of each award calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating these amounts are set forth in Note 17 of our Annual Report on Form 10-K for the year ended December 31, 2023. For awards of restricted stock and restricted stock units, the fair market value per share is equal to the closing price of our stock on the date of the grant. Performance awards are valued assuming maximum attainment, the probable outcome at the time of grant.

(2)	The amounts reflected in this column include both an increase in the actuarial present value of the executive’s benefit under his SERP as well as “above-market earnings” under the deferred compensation arrangement. The amount of above-market earnings is determined in accordance with, and for purposes of, proxy disclosure rules only (generally over 120% of the applicable federal long-term rate). The portion of the amount reflected that is attributable to above-market earnings for Mr. Helling is, for 2023 equal to $28,145, for 2022 equal to $24,996 and for 2021 equal to $21,996. Neither Mr. Gipple nor Mr. Anderson had above-market earnings as determined for purposes of proxy disclosure rules.

(3)	“All Other Compensation” for the named executive officers during 2023 is summarized below.

Name	Employer 401(k) Plan Contribution	Tax Planning Reimbursement	Car Allowance	Employer Deferred Compensation Contribution	Life Insurance Benefit	Executive Health Physical	Country Club Membership
Larry J. Helling	$14,850	$2,258	$6,000	$25,000	$19,701	$4,200	--
Todd A. Gipple	$14,850	$875	$8,000	$20,000	$10,299	$4,200	--
John H. Anderson	$14,850	--	$6,000	$10,000	$7,164	$3,137	$16,228
Kurt A. Gibson	$14,850	--	$6,000	$10,000	--	--	$4,329
Monte C. McNew	$14,850	--	$6,000	$10,000	$18,631	--	$2,720

(4)	Mr. Gibson was not a named executive officer in 2021.

Grant of Plan-Based Awards

The following table provides information on non-equity incentive plan awards and equity awards made to our named executive officers during 2023.  The non-equity incentive plan awards were made under the annual cash incentive bonus program and the equity awards were made under our Equity Incentive Plan, each of which is described in our CD&A.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: # of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Larry J. Helling	1/1/23 3/1/23	-- -- $196,982	-- -- $393,965	-- -- $590,947	-- -- --	1,881 -- --	-- -- --	-- 4,296 --	$74,469 $229,020 --
Todd A. Gipple	1/1/23 3/1/23	-- -- $147,746	-- -- $295,492	-- -- $443,238	-- -- --	753 -- --	-- -- --	-- 3,194 --	$29,791 $170,272 --
John H. Anderson	1/1/23 3/1/23	-- -- $71,196	-- -- $142,392	-- -- $213,587	-- -- --	602 -- --	-- -- --	-- 2,017 --	$23,833 $107,526 --
Kurt A. Gibson	3/1/23	-- $52,667	-- $105,335	-- $158,002	-- --	-- --	-- --	894 --	$47,659 --
Monte C. McNew	3/1/23	-- $59,718	-- $119,436	-- $179,153	-- --	-- --	-- --	829 --	$44,194 --

(1)	The amounts set forth in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns reflect the threshold, target and maximum payouts for performance under the annual cash incentive bonus program as described in the section titled “Annual Cash Incentive Bonus” in the CD&A. The amount earned by each named executive officer for 2023 performance is included in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

(2)	The amounts set forth reflect 2023 tranches of performance awards to Messrs. Helling, Gipple and Anderson in connection with their employment agreements. The awards are described in the CD&A above under the heading Long-Term Stock Incentives, while the employment agreements are described below under the heading Potential Payments upon Termination or Change in Control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding equity awards held by the individuals named in the Summary Compensation Table on December 31, 2023, including the number of shares underlying exercisable and unexercisable portions of each stock option award as well as the exercise price and the expiration date of each outstanding option.  The options expire 10 years from the date of grant and vest in four equal annual portions beginning one year from the date of grant.  The stock awards are either restricted stock or restricted stock units.  The market value of stock awards is based on our closing stock price on December 29, 2023 (the last trading day of the year), which was $58.39.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Larry J. Helling	8,112 6,715 8,390 3,072 -- -- -- --	-- -- -- -- -- -- -- --	$17.10 $17.49 $22.64 $42.75 -- -- -- --	2/3/2024 2/2/2025 2/1/2026 3/9/2027 -- -- -- --	-- -- -- -- 1,312(2) 2,436(3) 3,064(4) 4,296(5)	-- -- -- -- $76,608 $142,238 $178,907 $250,843	-- -- -- -- -- -- -- --	-- -- -- -- -- -- -- --
Todd A. Gipple	6,791 8,857 8,590 4,271 -- -- -- -- -- --	-- -- -- -- -- -- -- -- -- --	$17.10 $17.49 $22.64 $42.75 -- -- -- -- -- --	2/3/2024 2/2/2025 2/1/2026 3/9/2027 -- -- -- -- -- --	-- -- -- -- 2,256(1) 1,066(2) 1,978(3) 2,490(4) 3,194(5) --	-- -- -- -- $131,728 $62,244 $115,495 $145,391 $186,498 --	-- -- -- -- -- -- -- -- -- 752(1)	-- -- -- -- -- -- -- -- -- $37,329
John H. Anderson	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --	-- -- -- -- -- --	601(1) 703(2) 1,317(3) 1,327(4) 2,017(5) --	$35,092 $41,048 $76,900 $77,484 $117,773 --	-- -- -- -- -- 602(1)	-- -- -- -- -- $29,883
Kurt A. Gibson	-- -- -- --	-- -- -- --	-- -- -- --	-- -- -- --	308(2) 578(3) 666(4) 894(5)	$17,984 $33,749 $38,888 $52,201	-- -- -- --	-- -- -- --
Monte C. McNew	-- -- --	-- -- --	-- -- --	-- -- --	1,146(3) 700(5) 829(5)	$66,915 $40,873 $48,405	-- -- --	-- -- --

(1)	Unvested restricted stock and performance units were granted on January 14, 2019. With respect to Mr. Gipple, the units vest in three 20% portions beginning January 1, 2020 and four 10% portions beginning on January 1, 2023. With respect to Mr. Anderson, the units vest in five equal annual portions beginning January 1, 2020.
(2)	Unvested stock units were granted on March 2, 2020 and vest in four equal annual portions beginning March 1, 2021.
(3)	Unvested stock units were granted on March 1, 2021 and vest in four equal annual portions beginning March 1, 2022.
(4)	Unvested stock units were granted on March 1, 2022 and vest in four equal annual portions beginning March 1, 2023.
(5)	Unvested stock units were granted on March 1, 2023 and vest in four equal annual portions beginning March 1, 2024.

Option Exercises and Stock Vested in 2023

The following table sets forth information for each of the individuals named in the Summary Compensation Table regarding stock option exercises and vesting of stock awards during 2023.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Larry J. Helling	10,002	$300,692	8,168	$421,331(1)
Todd A. Gipple	7,006	$240,937	5,146	$268,561(1)
John H. Anderson	1,389	$15,140	3,324	$172,622(1)
Kurt A. Gibson	0	$0	1,054	$56,118
Monte C. McNew	0	$0	808	$43,074

(1)	The entire value of vested stock realized was paid in cash.

Pension Benefits

The following table sets forth the present value of accumulated benefits payable to each of the individuals named in the Summary Compensation Table, including the number of years of service credited to each under the SERP determined using interest rate and mortality rate assumptions consistent with those used in our financial statements.  Information regarding the SERP can be found under the heading “Non-Qualified Supplemental Executive Retirement Program” on page 26.

Non-Qualified Supplemental Executive Retirement Plan

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Larry J. Helling	Supplemental Executive Retirement Plan	22	$3,092,980	--
Todd A. Gipple	Supplemental Executive Retirement Plan	23	$3,357,623	--
John H. Anderson	Supplemental Executive Retirement Plan	15	$320,239	--
Kurt A. Gibson	None	--	--	--
Monte C. McNew	None	--	--	--

(1)	Each calendar year, QCR Holdings accrues an expense with respect to the SERP in accordance with generally accepted accounting principles. The assumptions used in determining the present value of the accumulated benefit are explained in the footnotes to our financial statements, which are included in our Annual Report on Form 10-K. During 2023, the following amounts were accrued with respect to each of our named executive officers: Mr. Helling – $471,938; Mr. Gipple – $237,882; and Mr. Anderson - $61,285.

The following table sets forth information concerning our non-qualified deferred compensation agreements with each individual named in the Summary Compensation Table.  The agreements are discussed in detail beginning on page 26 of this proxy statement.

Non-Qualified Deferred Compensation

Name	Executive Contributions in 2023(1) ($)	Registrant Contributions in 2023(2) ($)	Aggregate Earnings in 2023(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance as of 12/31/23(4) ($)
(a)	(b)	(c)	(d)	(e)	(f)
Larry J. Helling	$50,000	$25,000	$156,558	--	$2,031,123
Todd A. Gipple	$20,000	$20,000	$103,114	--	$1,336,980
John H. Anderson	$40,000	$10,000	$40,383	--	$567,355
Kurt A. Gibson	$10,000	$10,000	$8,599	--	$119,138
Monte C. McNew	$24,324	$10,000	$3,807	--	$61,371

(1)	All amounts included are reflected in the Summary Compensation Table under the Salary column.
(2)	All amounts included are reflected in the Summary Compensation Table under the All Other Compensation column.
(3)	Includes the following amounts reflected in the Summary Compensation Table under the Change in Pension Value and Nonqualified Deferred Compensation Earnings column as above-market earnings: Mr. Helling, $28,145; Mr. Gipple, $0; Mr. Anderson, $0; Mr. Gibson; and Mr. McNew, $0.
(4)

Includes the following amounts that were previously reported as compensation to the named executive officers in the Summary Compensation Table for years prior to 2023: Mr. Helling, $1,009,025; Mr. Gipple, $808,549; Mr. Anderson, $248,854; Mr. Gibson, $20,000; and Mr. McNew, $20,000.

Potential Payments upon Termination or Change in Control

The following table sets forth the estimated amount of compensation payable to each of our named executive officers, as provided under the agreements and arrangements described in the CD&A, upon termination of such officer’s employment in the event of (1) termination by QCR Holdings without cause other than in connection with a change in control, (2) termination by QCR Holdings without cause or by the officer, in each case in connection with a change in control, and (3) the officer’s disability.  The amounts shown assume that the termination was effective as of the last business day of the fiscal year ended December 31, 2023 and that the price of QCR Holdings stock as of termination was the closing price of $58.39 on December 29, 2023 (the last trading day of the year).  The actual amounts to be paid can be determined only following the named executive officer’s termination.  We do not provide any benefits to our named executive officers solely as a result of a change in control.

Name	Benefit	Involuntary Termination (not in connection with a Change in Control)(1)	Involuntary Termination (in Connection with a Change in Control)(1)	Disability
Larry J.	Salary	$437,739	$875,478	$291,841(2)
Helling	Bonus	--	$970,526	$332,436
	Stock award acceleration	--	$648,896(5)	--
	Health insurance	$20,115	$20,115	--

Todd A.	Salary	$369,365	$738,730	$246,256(2)
Gipple	Bonus	--	$727,940	$258,252
	Stock award acceleration	--	$678,685(5)	--
	Health insurance	$30,493	$30,493	--

John H.	Salary	$284,783	$569,566	$170,870(3)
Anderson	Bonus	--	$290,640	$96,697
	Stock award acceleration	--	$378,180(5)	--
	Health insurance	$10,486	$10,486	--

Kurt A.	Salary	$117,039	$351,116	$154,491(4)
Gibson	Bonus	$66,748	$200,244	$88,107
	Stock award acceleration	--	$142,822(5)	--

Monte C.	Salary	$530,824	$530,824	$175,172(4)
McNew	Bonus	$229,066	$229,066	$75,592
	Stock award acceleration	--	$156,193(5)	--
	Health insurance	$43,153	$43,153	--

(1)	Involuntary Termination includes a termination by the Company without Cause or by the named executive officer for Good Reason, as defined in the applicable employment agreements.

(2)	In the event of disability during the employment term, payments based upon then current annual salary and the average annual bonus shall continue thereafter through the last day of the one (1) year period beginning on the date of disability, after which time employment shall terminate. Payments made in the event of disability shall be equal to 66-2/3% of salary and the average annual bonus, less any amounts received under short or long-term disability programs, as applicable. The above amounts do not reflect the offset of disability insurance benefits.

(3)	In the event of disability during the employment term, payments based upon then current annual salary and the average annual bonus shall continue thereafter through the last day of the one (1) year period beginning on the date of disability, after which time employment shall terminate. Payments made in the event of disability shall be equal to 60% of salary and the average annual bonus, less any amounts received under short or long-term disability programs, as applicable. The above amounts do not reflect the offset of disability insurance benefits.

(4)	In the event of disability during the employment term, payments based upon then current annual salary and the average annual bonus shall continue thereafter through the last day of the one (1) year period beginning on the date of disability, after which time employment shall terminate. Payments made in the event of disability shall be equal to 66% of salary and the average annual bonus, less any amounts received under short or long-term disability programs, as applicable. The above amounts do not reflect the offset of disability insurance benefits.

(5)	In the event of a change in control, all outstanding restricted stock and restricted stock unit awards shall become immediately and fully vested, exercisable and unrestricted, if they are not assumed by the resulting entity or if the executive is terminated by the resulting entity without cause or resigns for good reason. This represents the value of unvested stock awards on December 31, 2023. This amount also represents the value of unvested stock awards which would vest upon the Executive’s death.

Mr. Larry J. Helling’s Employment Agreement

In November 2018, we entered into a new employment agreement with Mr. Helling, which became effective in 2019.  The agreement had an initial term through December 31, 2021 and automatically extends for an additional year on January 1, 2022 and each January 1st thereafter, unless either party gives at least 90 days’ prior notice that the employment period will not be extended. The employment agreement provides for annual base salary of $350,000, subject to annual review and increase at the discretion of the Board of Directors. The agreement provides that Mr. Helling is eligible to receive a performance-based annual incentive bonus with a target opportunity of 90% of his annual base salary and an annual equity grant with a target opportunity of 40% of his annual base salary. The agreement also provides Mr. Helling with a one-time grant of restricted stock units with an intended grant date fair market value of $500,000 and vests in approximately equal installments on January 1 in each of years 2020 through 2023. Fifty percent of the award is subject to a performance threshold determined by the Board of Directors. In addition, Mr. Helling is entitled to participate in any other incentive or employee benefit plans.

The agreement also provides for severance benefits in the event the executive’s employment is terminated other than for cause and other than as a result of the executive’s death or disability, or if the employment is terminated by the executive for good reason (“Termination”). For a Termination during the term of the employment agreement that is not in connection with a change in control, Mr. Helling would be entitled to receive an amount equal to 100% of his base salary. For a Termination in connection with a change in control, Mr. Helling would be entitled to receive a lump sum equal to 200% of his base salary plus his cash incentive for the most recently completed fiscal year. In the event of a Termination, Mr. Helling and his eligible dependents would also be entitled to continued coverage under the medical and dental plans for up to 18 months. Further, the agreement provides a disability benefit of up to 66% of Mr. Helling’s base salary and average annual bonus for a period of one year following a termination of employment due to disability.  All severance benefits are contingent upon the executive’s execution and nonrevocation of a general release and waiver of claims against QCR Holdings. The agreement is subject to certain banking regulatory provisions and provides for an automatic reduction of severance payments if the reduction would result in a better net-after-tax result for the respective executive after taking into account the impact of the golden parachute payment restrictions of Sections 280G and 4999 of the Code. The employment agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of QCR Holdings by him during and after his employment with us, and he is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

Mr. Todd A. Gipple’s Employment Agreement

In November 2018, we entered into a new employment agreement with Mr. Gipple, which became effective in 2019. The agreement had an initial term through December 31, 2021 and automatically extends for an additional year on January 1, 2022 and each January 1st thereafter, unless either party gives at least 90 days’ prior notice that the employment period will not be extended. The employment agreement provides for annual base salary of $325,000, subject to annual review and increase at the discretion of the Board of Directors. The agreement provides that Mr. Gipple is eligible to receive a performance-based annual incentive bonus with a target opportunity of 80% of his annual base salary and an annual equity grant with a target opportunity of 35% of his annual base salary. The agreement also provides Mr. Gipple with a one-time grant of restricted stock units with an intended grant date fair market value of $500,000 and vests 20% on January 1 in each of years 2020 through 2022 and an additional 10% on January 1 in each of 2023 through 2026. Fifty percent of the award is subject to a performance threshold determined by the Board of Directors. In addition, Mr. Gipple is entitled to participate in any other incentive or employee benefit plans.

The agreement also provides for severance benefits in the event of the executive’s Termination. For a Termination during the term of the employment agreement that is not in connection with a change in control, Mr. Gipple would be entitled to receive an amount equal to 100% of his base salary. For a Termination in connection with a change in control, Mr. Gipple would be entitled to receive a lump sum equal to 200% of his base salary plus his cash incentive for the most recently completed fiscal year. In the event of a Termination, Mr. Gipple and his eligible dependents would also be entitled to continued coverage under the medical and dental plans for up to 18 months. Further, the agreement provides a disability benefit of up to 66% of Mr. Gipple’s base salary and average annual bonus for a period of one year following a termination of employment due to disability.  All severance benefits are contingent upon the executive’s execution and nonrevocation of a general release and waiver of claims against QCR Holdings.  The agreement is subject to certain banking regulatory provisions and provides for an automatic reduction of severance payments if the reduction would result in a better net-after-tax result for the respective executive after taking into account the impact of the golden parachute payment restrictions of Sections 280G and 4999 of the Code. The employment agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of QCR Holdings by him during and after his employment with us, and he is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

Mr. John H. Anderson’s Employment Agreement

In January 2019, we entered into a new employment agreement with Mr. Anderson. The agreement had an initial term through December 31, 2021 and automatically extends for an additional year on January 1, 2022 and each January 1st thereafter, unless either party gives at least 90 days’ prior notice that the employment period will not be extended. The employment agreement provides for annual base salary of $250,000, subject to annual review and increase at the discretion of the Board of Directors. The agreement provides that Mr. Anderson is eligible to receive a performance-based annual incentive bonus with a target opportunity of 50% of his annual base salary and an annual equity grant with a target opportunity of 30% of his annual base salary. The agreement also provides Mr. Anderson with a one-time grant of restricted stock units with an intended grant date fair market value of $250,000 and vests in approximately equal installments on January 1 in each of years 2020 through 2024. Fifty percent of the award will further be subject to a performance threshold as will be determined by the Board of Directors. In addition, Mr. Anderson is entitled to participate in any other incentive or employee benefit plans.

The agreement also provides for severance benefits in the event of the executive’s Termination. For a Termination during the term of the employment agreement that is not in connection with a change in control, Mr. Anderson would be entitled to receive an amount equal to 100% of his base salary. For a Termination in connection with a change in control, Mr. Anderson would be entitled to receive a lump sum equal to 200% of his base salary plus his cash incentive for the most recently completed fiscal year. In the event of a Termination, Mr. Anderson and his eligible dependents would also be entitled to continued coverage under the medical and dental plans for up to 18 months. Further, the agreement also provides a disability benefit of up to 60% of Mr. Anderson’s base salary and average annual bonus for a period of one year following a termination of employment due to disability.  All severance benefits are contingent upon the executive’s execution and nonrevocation of a general release and waiver of claims against QCR Holdings. The agreement is subject to certain banking regulatory provisions and provides for an automatic reduction of severance payments if the reduction would result in a better net-after-tax result for the respective executive after taking into account the impact of the golden parachute payment restrictions of Sections 280G and 4999 of the Code. The employment agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of QCR Holdings by him during and after his employment with us, and he is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

Mr. Kurt A. Gibson’s Employment Agreement

In October 2017, we entered into an employment agreement with Mr. Gibson.  The agreement had an initial term through December 31, 2018, and, in the absence of notice from either party to the contrary, the employment term extends for one additional year on each anniversary of the agreement.  The agreement provides a disability benefit of up to 66% of Mr. Gibson’s base salary and average annual bonus for a period of one year following a termination of employment due to disability.  The agreement further provides for severance compensation equal to one-half of his then-current annual salary and average annual bonus in the event Mr. Gibson is terminated without cause; and one and one-half times the sum of his annual salary and average annual bonus if he is terminated within one year following a change in control.  Under the agreement, Mr. Gibson is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

Mr. Monte C. McNew’s Employment Agreement

In April 2018, we entered into an employment agreement with Mr. McNew.  The agreement had an initial term through December 31, 2020, and, in the absence of notice from either party to the contrary, the employment term extends for one additional year on each anniversary of the agreement.  The agreement provides a disability benefit of up to 66% of Mr. McNew’s base salary and average annual bonus for a period of one year following a termination of employment due to disability.  The agreement also provides for severance benefits in the event Mr. McNew’s employment is terminated other than for cause and other than as a result of the executive’s death or disability, or if the employment is terminated by Mr. McNew for good reason.  Mr. McNew’s severance benefit is an amount equal to 200% of his base salary and average annual bonus if he is terminated without cause or terminates the agreement for good reason, plus eighteen months of continued health insurance, and he is entitled to the same amount in a lump sum if he is terminated within two years following a change in control.  Under the agreement, Mr. McNew is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

2016 Equity Incentive Plan

QCR Holdings currently maintains the 2016 Equity Incentive Plan. Unless provided otherwise in the agreements setting forth the terms of the award, vesting of awards under the 2016 Equity Incentive Plan will accelerate upon a “change in control” of QCR Holdings (as defined in the 2016 Equity Incentive Plan) if the awards are not assumed or otherwise equitably converted into comparable awards by the acquiring company.  If the awards are assumed by the acquirer and a participant’s employment is terminated without “cause” or a participant resigns for “good reason,” the participant’s awards will become vested.  This is what is known as a “double trigger” approach, as compared to a “single trigger” approach which provides for vesting solely upon a change in control (without a termination of employment).  We use the double trigger approach for our equity awards because we believe it provides adequate employment protection while reducing, for the stockholders’ benefit, potential transaction costs associated with the awards.  In addition, the award agreements generally provide that vesting will accelerate upon the participant’s disability or death. As of December 31, 2023, there were 55,554 shares available for issuance under the 2016 Plan.

Compensation Committee Interlocks and Insider Participation

During 2023, the Compensation Committee, which sets the salaries and compensation for our executive officers, was comprised solely of independent directors Field, Griesemer (beginning in August 2023), Jacobs, Kilmer, and Ziegler.  None of these individuals was an officer or employee of QCR Holdings in 2023, and none of these individuals is a former officer or employee of QCR Holdings.  In addition, during 2023, no executive officer of QCR Holdings served on the Board of Directors or compensation committee of any other corporation with respect to which any member of the Compensation Committee was engaged as an executive officer.

CEO Pay Ratio

As required by the Securities and Exchange Commission rule, we are providing information about the relationship of the annual total compensation of Larry J. Helling, our chief executive officer, and the median annual total compensation of our employees.

The median employee was identified from all full-time and part-time employees, excluding Mr. Helling, who were employed by QCR Holdings and its subsidiaries on December 31, 2023. All of our employees are located in the United States. A total of 1,033 employees were included.  Compensation was measured over the 12-month period beginning on January 1, 2023 and ending on December 31, 2023.

In identifying the median employee, each employee’s compensation was determined using 2023 W-2 compensation.  Wages were annualized for our employees who did not work the entire calendar year.  Mr. Helling had 2023 annual total compensation of $1,798,583 as reflected in the Summary Compensation Table included in this proxy statement.  The median employee’s annual total compensation for 2023 that would be reportable in the Summary Compensation Table, if the employee were a named executive officer, was $68,712.  As a result, the CEO pay ratio is approximately 26:1.

Pay Versus Performance

In accordance with the rules adopted by the Securities and Exchange Commission, the following tabular disclosure is required to disclose the relationship between executive compensation registrants actually paid and the financial performance of QCR Holdings.  The following tables and graphs show the relationship between the compensation actually paid to our named executive officers and our financial performance.

					Value of initial fixed $100 investment based on:
Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(2)	Average Summary Compensation Table Total for Non-CEO NEOs	Average Compensation Actually Paid to Non-CEO NEOs(2)	Total Shareholder Return	Peer Group Total Shareholder Return (6)	Net Income (in thousands)	Adjusted Earnings Per Share (non-GAAP)(7)
2023	$1,798,583	$1,342,391	$710,698(3)	$682,704	$136	$111	$113,558	$6.82
2022	$1,855,117	$1,152,003	$797,011(3)	$601,280	$115	$117	$99,066	$6.89
2021	$1,939,141	$1,458,808	$810,346(4)	$856,847	$129	$117	$98,905	$6.37
2020	$2,032,092	$989,964	$928,529(5)	$602,915	$91	$87	$60,582	$4.01

(1)	The CEO in 2023, 2022, 2021 and 2020 was Mr. Helling.
(2)	See the table immediately following these footnotes for a reconciliation of the Summary Compensation Table compensation and the Compensation Actually Paid to the CEO and Non-CEO NEOs.
(3)	Non-CEO NEOs in 2023 and 2022 were Messrs. Gipple, Anderson, Gibson, and McNew.
(4)	Non-CEO NEOs in 2021 were Messrs. Gipple, Anderson, McNew, and Dana L. Nichols.
(5)	Non-CEO NEOs in 2020 were Messrs. Gipple, Anderson, Robert C. Fulp, and Nichols.
(6)	Consists of the cumulative total shareholder return of the KBW NASDAQ Bank Index which we also use in the stock performance graph included in our Annual Report on Form 10-K for the year ended December 31, 2023.
(7)	Adjusted Earnings Per Share is a non-GAAP financial measure. For additional information, including a corresponding reconciliation to GAAP financial measures, see Item 7 of our Annual Report on Form 10-K for the year ended December 31, 2023.

The following table reconciles the Summary Compensation Table compensation to the Compensation Actually Paid in the above table.

	CEO				Non-CEO NEOs
	2023	2022	2021	2020	2023	2022	2021	2020
Total Compensation as reported in the Summary Compensation Table (“SCT”)	1,798,583	1,855,117	1,939,141	2,032,092	710,698	797,011	810,346	928,529
- Grant Date Fair Value of Stock Awards Granted in Fiscal Year	(303,489)	(294,582)	(286,937)	(582,304)	(105,819)	(113,945)	(134,808)	(208,025)
- Pension values as reported in the SCT	(500,083)	(561,512)	(725,382)	(546,391)	(74,792)	(154,216)	(150,024)	(142,089)
Change in Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Awards Granted in Fiscal Year	251,617	203,565	274,001	208,162	101,531	114,802	195,959	105,614
Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years	77,112	(61,581)	177,669	(105,212)	40,892	(38,590)	96,761	(69,804)
Change in Fair Value as of Vesting Date of Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions were Satisfied during Fiscal Year	6,245	(10,552)	61,734	(31,488)	7,377	(8,405)	34,570	(14,755)
Pension Benefit Service Cost	12,406	21,548	18,582	15,105	2,817	4,623	4,043	3,445
Compensation Actually Paid (“CAP”)	1,342,391	1,152,003	1,458,808	989,964	682,704	601,280	856,847	602,915

The most important financial performance measures used by the Company in setting compensation for the CEO and all non-CEO NEOs for 2023 are listed in the table below.

Net income
Total nonperforming assets to total assets ratio
Adjusted earnings per share (non-GAAP)
Core loan growth
Noninterest income
Return on average equity

Relationship between Pay and Financial Performance

The graphs below show the relationship between the CAP and (i) QCR Holdings total shareholder return and the peer group’s total shareholder return, (ii) QCR Holdings net income and (iii) QCR Holdings’ adjusted earnings per share (non-GAAP).

The graph below shows the relationship between CAP and QCR Holdings’ and its peer group’s total shareholder return.

The graph below shows the relationship between CAP and QCR Holdings’ net income.

The graph below shows the relationship between CAP and QCR Holdings’ adjusted earnings per share (non-GAAP).

DIRECTOR COMPENSATION

QCR Holdings uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board of Directors.  In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of the Board of Directors.

Cash Compensation

In 2023, members of the Board of Directors who were not employees of QCR Holdings were entitled to receive an annual cash retainer.  Pursuant to the QCR Holdings, Inc. 1997 Deferred Income Plan and the 2005 Deferred Income Plan, a director may elect to defer the fees and cash compensation payable by us for the director’s service until either the termination of such director’s service on the Board of Directors or the age specified in the director’s deferral election.  During 2023, six of the nine QCR Holdings directors and 29 of the 42 subsidiary directors deferred 100% of their director fees pursuant to the plan, and the total expense for the deferred fees with respect to all participating directors was $626,750 for 2023.  The director fees approved for 2024 and the fees paid for 2023 for QCR Holdings and our other affiliated boards are shown in the following table.

	2024	2023
QCR Holdings, Inc.
Quarterly Retainer	$10,150	$9,750
Additional Quarterly Retainers
- Board Chair	5,000	5,000
- Board Vice Chair	625	625
- Audit Committee Chair	1,500	1,500
- Audit Committee Financial Expert	625	625
- Compensation Committee Chair	1,250	1,250
- Nomination and Governance Committee Chair	1,250	1,250
- Risk Oversight Committee Chair	1,250	1,250
- Audit Committee Member	625	625
- Compensation Committee Member	625	625
- Risk Oversight Committee Member	625	625
- All other Committee Members	300	300

Subsidiaries
Quarterly Retainer	2,250	2,250
Additional Quarterly Retainers
- Board Chair	1,000	1,000
- Asset/Liability Management Committee Chair	500	500
- Loan Committee Chair	500	500
- Wealth Management Committee Chair	500	500
- All Committee Members	375	375

m2 Equipment Finance, LLC
Quarterly Retainer	1,000	1,000

Equity Award Compensation

On March 1, 2023, each current non-employee QCR Holdings director and each current non-employee subsidiary director received a grant of stock for board service in the amount of $23,500 for service as a QCR Holdings director and in the amount of $4,000 for service as a subsidiary director.  The grant date fair value is based on the market price of QCR Holdings’ stock on March 1, 2023, the date of the grant, which was $53.31.  The awards vested immediately on the date of grant.

The following table discloses the cash and equity awards earned, paid or awarded to each of our directors during the fiscal year ended 2023.

Director Compensation Table

Name	Fees Earned ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)		(h)
Mary Kay Bates	50,200	23,500	--	73,700
John-Paul E. Besong	42,700	23,500	--	66,200
Brent R. Cobb	55,000	27,500	--	82,500
James M. Field	68,200	27,500	--	95,700
John F. Griesemer	39,713	27,500	--	67,213
Elizabeth S. Jacobs	53,200	27,500	--	80,700
Mark C. Kilmer	67,200	27,500	--	94,700
Donna J. Sorensen	48,150	23,500	--	71,650
Marie Z. Ziegler	82,400	31,500	--	113,900

(1)	Directors may elect to defer the receipt of all or part of their fees and retainers. All of the directors other than Mr. Griesemer, Ms. Sorensen and Ms. Ziegler have elected to defer the receipt of all their cash fees and retainers, and the deferred compensation is used to purchase additional shares of QCR Holdings common stock at market value through the Deferred Income Plans.

(2)	We report all equity awards at full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. For restricted stock, the fair value per share is equal to the closing price of our stock on the date of the grant. None of the directors held any vested or unvested equity awards as of December 31, 2023.

PROPOSAL 2:
ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE OFFICER COMPENSATION

Section 14A of the Exchange Act, as created by Section 951 of the Dodd–Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and the rules and regulations promulgated thereunder require publicly traded companies, such as QCR Holdings, to conduct a stockholder advisory vote to approve the compensation of certain executive officers, as disclosed pursuant to the Securities and Exchange Commission compensation disclosure rules, commonly referred to as a “say-on-pay” vote.

In accordance with these requirements, we are providing stockholders with an advisory vote on the compensation of our named executive officers.  We currently hold a say-on-pay vote annually.

The overall objective of QCR Holdings’ compensation program has been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals.  Stockholders are urged to read the “Executive Compensation” section of this proxy statement, including the Summary Compensation Table and other related compensation tables and narrative disclosures that describe the compensation of our named executive officers in 2023.  The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the “Executive Compensation” section are effective in implementing our compensation philosophy and achieving its goals and that the compensation of our named executive officers in 2023 reflects and supports these compensation policies and procedures.

The following resolution is submitted for stockholder approval:

“RESOLVED, that QCR Holdings’ stockholders approve, on an advisory basis, its executive compensation as described in the section captioned ‘Executive Compensation’ contained in the QCR Holdings proxy statement dated April 4, 2024.”

Approval of this resolution requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting.  While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on our Board of Directors and may not be construed as overruling any decision by the Board of Directors.  However, the Compensation Committee will consider the outcome of the vote when considering future compensation arrangements.

The Board of Directors unanimously recommends that you vote to approve the overall compensation of our named executive officers by voting “FOR” this proposal.

PROPOSAL 3:
ADVISORY (NON-BINDING) VOTE RELATING TO THE FREQUENCY OF FUTURE STOCKHOLDER VOTES ON THE COMPENSATION OF CERTAIN EXECUTIVE OFFICERS

The Dodd-Frank Act also requires a stockholder vote on the frequency with which stockholders shall conduct future advisory say-on-pay votes on executive compensation, such as the proposal above.  In accordance with these requirements, we are providing stockholders with an advisory vote on the frequency with which our stockholders will vote on future say-on-pay proposals.

The advisory vote on the frequency of future say-on-pay votes is a nonbinding vote as to how often say-on-pay votes should occur: every year, every two years or every three years.  In addition to those choices, stockholders may also abstain from voting.  We are required to hold an advisory vote on the frequency of future say-on-pay votes at least once every six years.

After careful consideration, our Board of Directors recommends that future say-on-pay votes be conducted annually.  The Board of Directors values and encourages constructive input from our stockholders regarding QCR Holdings’ compensation philosophy, policies and practices, and believes it is important that such policies and practices are aligned with the best interests of our stockholders.  An annual say-on-pay vote frequency will provide the Board of Directors and Compensation Committee with useful information on stockholder sentiment about these important matters on a frequent and consistent basis.

Although the Board of Directors recommends a say-on-pay vote every year, stockholders are not voting to approve or disapprove the Board of Directors’ recommendation.  Rather, stockholders are being asked to vote on the following resolution:

“RESOLVED, that the stockholders of QCR Holdings determine, on an advisory basis, that the frequency with which the stockholders shall have an advisory vote on executive compensation set forth in the Company’s proxy statement for its annual meeting of stockholders, is (i) every year, (ii) every two years, or (iii) every three years.”

The choice which receives the highest number of votes will be deemed the choice of the stockholders.

While this advisory vote is required, as provided in Section 14A of the Exchange Act, it is not binding on our Compensation Committee or Board of Directors and may not be construed as overruling any decision by the Compensation Committee or the Board of Directors.  However, the Compensation Committee will take into account the outcome of the vote when determining the frequency of future say-on-pay votes.

The Board of Directors unanimously recommends that you vote to conduct future advisory say-on-pay votes on executive compensation EVERY YEAR.

PROPOSAL 4:
APPROVAL OF THE 2024 EQUITY INCENTIVE PLAN

On February 22, 2024, the Board of Directors approved the QCR Holdings, Inc. 2024 Equity Incentive Plan for QCR Holdings and our subsidiaries, subject to stockholder approval.  A summary of the material provisions of the 2024 Equity Incentive Plan is set forth below.  A copy of the 2024 Equity Incentive Plan is attached hereto as Appendix A.

Purpose

The 2024 Equity Incentive Plan was established by the Board of Directors to promote the long-term financial success of QCR Holdings, attract, retain and reward persons who can and do contribute to such success, and further align the participants’ interests with those of our stockholders. The 2024 Equity Incentive Plan will be administered by the Compensation Committee of our Board of Directors, which will select award recipients from the eligible participants, determine the types of awards to be granted, and determine the applicable terms, conditions, performance criteria, restrictions and other provisions of such awards, including any vesting or accelerated vesting requirements or conditions applicable to an award or awards.

We are submitting the 2024 Equity Incentive Plan to our stockholders at this time to replace our current equity compensation plan, the 2016 Equity Incentive Plan and comply with NASDAQ listing requirements, which require stockholder approval.

If the 2024 Equity Incentive Plan is not approved by our stockholders, it will not be adopted and we will continue to operate under our existing equity compensation plans until their expiration.  In the event those plans expire, we believe that higher cash compensation may be required to attract and retain key employees and other individuals.  The 2024 Equity Incentive Plan submitted for approval reflects current practices in equity incentive plans that we consider best practices such as:

●

Multiple Award Types.  The 2024 Equity Incentive Plan permits the issuance of restricted stock units, options, restricted stock and other types of equity grants, subject to the share limits of the plan. This breadth of award types will enable the plan administrator to tailor awards in light of the accounting, tax and other standards applicable at the time of grant. Historically, these standards have changed over time.

●

No Evergreen Feature.  The number of authorized shares under the 2024 Equity Incentive Plan is fixed at 600,000. As of the effective date of the 2024 Equity Incentive Plan, no new grants will be made under our 2016 Equity Incentive Plan. The 2024 Equity Incentive Plan does not include an “evergreen” feature that would cause the number of authorized shares to automatically increase in future years.

●

Repricings Prohibited.  Repricing of options and stock appreciation rights (“SARs”) generally is prohibited without prior stockholder approval, with customary exceptions for stock dividends or splits, reorganizations, recapitalizations and similar events.

●

Discount Stock Options and SARs Prohibited.  All options and SARs must have an exercise price equal to or greater than the fair market value of our common stock on the date the option or SAR is granted, with a customary exception for replacement awards granted in connection with the acquisition of another entity.

●

Conservative Change in Control Provisions.  The 2024 Equity Incentive Plan does not include a special change in control price payable to award holders.  The change in control provisions under the 2024 Equity Incentive Plan provide for acceleration of vesting in the event of a change in control only if the 2024 Equity Incentive Plan does not become an obligation of the successor entity or the participant incurs a termination of service without cause or for good reason following the change in control.

●

Clawback Policy Implementation.  All awards under the 2024 Equity Incentive Plan will be subject to any applicable clawback policy in effect from time to time, including, but not limited to, the clawback policy that QCR Holdings, Inc. adopted on August 16, 2023.

●	Independent Oversight. The 2024 Equity Incentive Plan will be administered by a committee of independent directors.

General

The 2024 Equity Incentive Plan incorporates a broad variety of equity-based incentive compensation elements to provide the Compensation Committee with significant flexibility to address the requirements and limitations of applicable legal, regulatory and financial accounting standards in a manner mutually consistent with the purposes of the 2024 Equity Incentive Plan and the best interests of QCR Holdings.

The maximum number of shares of QCR Holdings’ common stock that may be delivered to participants, or their beneficiaries, under the 2024 Equity Incentive Plan is 600,000, with adjustments for certain corporate transactions and for forfeited shares. As of the date of stockholder approval of the 2024 Equity Incentive Plan, no additional awards will be granted under the 2016 Equity Incentive Plan. To the extent that any shares covered by an award under the 2024 Equity Incentive Plan are forfeited or are not delivered for any reason, including because the award is forfeited, cancelled or settled in cash, the shares will not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the 2024 Equity Incentive Plan. For SARs that are settled in stock, only the actual shares delivered will be counted for purposes of these limitations. Tandem awards will not be double-counted for purposes of these limitations. If any option granted under the 2024 Equity Incentive Plan is exercised by tendering shares, the full number of shares covered by such award will be counted for purposes of these limitations. If the withholding tax liabilities arising from an award under the 2024 Equity Incentive Plan are satisfied by the tendering of shares of QCR Holdings common stock to QCR Holdings or by the withholding of shares by QCR Holdings, such shares will be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under the 2024 Equity Incentive Plan.

The 2024 Equity Incentive Plan’s effective date would be the date of its approval by QCR Holdings’ stockholders. If approved, the 2024 Equity Incentive Plan will continue in effect until terminated by the Board of Directors. However, no awards may be granted under the 2024 Equity Incentive Plan after the 10-year anniversary of its effective date. Any awards that are outstanding after the 10th anniversary of the effective date will remain subject to the terms of the 2024 Equity Incentive Plan.

The following additional limits apply to awards under the 2024 Equity Incentive Plan:

●	The maximum number of shares that may be covered by options or stock appreciation rights that are granted to any one director during any calendar year is 5,000 shares; and

●	The maximum number of shares that may be covered by stock awards that are granted to any one director during any calendar year is 2,000 shares.

The Compensation Committee may use shares available under the 2024 Equity Incentive Plan as the form of payment for grants or rights earned or due under any compensation plans or arrangements of QCR Holdings or a subsidiary, including the plans and arrangements of QCR Holdings or a subsidiary assumed in business combinations.

In the event of a corporate transaction involving the stock of QCR Holdings (such as a stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization or merger), the foregoing share limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event. However, the Compensation Committee may adjust awards, or prevent the automatic adjustment of awards, to preserve the benefits or potential benefits of awards under the 2024 Equity Incentive Plan.

Awards granted under the 2024 Equity Incentive Plan generally will not be transferable except as designated by the participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. However, the Compensation Committee has the discretion to permit the transfer of awards under the 2024 Equity Incentive Plan to immediate family members of participants, trusts and other entities established, as long as the transfers are made without value to the participant. In no event may an award granted under the 2024 Equity Incentive Plan be sold, assigned or transferred to any third-party financial institution.

Eligibility

Selected employees and directors of, and eligible service providers to, QCR Holdings and its subsidiaries are eligible to become participants in the 2024 Equity Incentive Plan.  The Compensation Committee will determine the specific individuals who will be granted awards under the 2024 Equity Incentive Plan and the type and amount of any such awards.

Options

The Compensation Committee may grant nonqualified stock options to purchase stock at a specified exercise price.  Each award must be pursuant to an award agreement setting forth the provisions of the individual award.  Awards of options must expire no later than 10 years from the date of grant.

The exercise price for any option may not be less than the fair market value of QCR Holdings’ common stock on the date the option is granted.  The exercise price of an option may, however, be higher or lower than the fair market value for an option granted in replacement of an existing award held by an employee or director of, or service provider to, a third party that is acquired by QCR Holdings or one of its subsidiaries.  The exercise price of an option may not be decreased after the date of grant nor may an option be surrendered to QCR Holdings as consideration for the grant of a replacement option with a lower exercise price, except as approved by QCR Holdings’ stockholders, as adjusted for corporate transactions described above, or in the case of options granted in replacement of existing awards granted under a predecessor plan.

Options awarded under the 2024 Equity Incentive Plan will be exercisable in accordance with the terms established by the Compensation Committee.  The full purchase price of each share of stock purchased upon the exercise of any option must be paid at the time of exercise of an option.  As determined by the Compensation Committee, the exercise price of an option may be paid in cash, in shares of QCR Holdings’ common stock (valued at fair market value as of the day of exercise), by net exercise, by other property deemed acceptable by the Board of Directors or by irrevocably authorizing a third party to sell shares of QCR Holdings’ common stock and remit a sufficient portion of the proceeds to QCR Holdings to satisfy the exercise price (sometimes referred to as a “cashless exercise”) or in any combination of the foregoing methods deemed acceptable by the Compensation Committee.  In a net exercise, the person exercising the option does not pay any cash and the net number of shares received is equal in value to the number of shares as to which the option is being exercised, multiplied by a fraction, the numerator of which is the fair market value less the exercise price, and the denominator of which is fair market value.

Stock Appreciation Rights

SARs entitle the participant to receive cash or stock equal in value to, or based on the value of, the amount by which the fair market value of a specified number of shares on the exercise date exceeds an exercise price established by the Compensation Committee.  Except as described below, the exercise price for a SAR may not be less than the fair market value of the stock on the date the SAR is granted.  However, the exercise price may be higher or lower than fair market value for a SAR granted in replacement of an existing award held by an employee, director or service provider of a third party that is acquired by QCR Holdings or one of its subsidiaries, or for SARs granted under a predecessor plan.  SARs will be exercisable in accordance with the terms established by the Compensation Committee.

Stock Awards

A stock award is a grant of shares of QCR Holdings’ common stock or a right to receive shares of QCR Holdings’ common stock, an equivalent amount of cash or a combination thereof in the future.  Awards may include stock units, deferred stock units, bonus shares, performance shares, performance units, restricted stock or restricted stock units or any other equity-based award as determined by the Compensation Committee.  Any specific performance measures, performance objectives or period of service requirements may be set by the Compensation Committee in its discretion.

Forfeiture

Unless specifically provided to the contrary in the applicable award agreement, if a participant’s service is terminated for cause, any outstanding award held by the participant will be forfeited immediately and the participant will have no further rights under the award.

Further, except as otherwise provided by the Compensation Committee, if a participant breaches a non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant in any agreement between the participant and QCR Holdings or a subsidiary, whether during or after the participant’s termination of service, the participant will forfeit or pay the following to QCR Holdings:

●	all outstanding awards granted to the participant under the 2024 Equity Incentive Plan, including awards that have become vested or exercisable;

●

any shares held by the participant in connection with the 2024 Equity Incentive Plan that were acquired after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service;

●

the profit realized by the participant from the exercise of any stock options and SARs that the participant exercised after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service; and

●

the profit realized by the participant from the sale or other disposition of any shares received by the participant in connection with the 2024 Equity Incentive Plan after the participant’s termination of service and within the 12-month period immediately preceding the participant’s termination of service, where such sale or disposition occurs in such similar time period.

Change In Control

Unless otherwise provided in an award agreement, upon the occurrence of a change in control, all stock options and SARs under the 2024 Equity Incentive Plan then held by the participant will become fully exercisable immediately if, and all stock awards will become fully earned and vested immediately, if (i) the 2024 Equity Incentive Plan is not an obligation of the successor entity following a change in control or (ii) the 2024 Equity Incentive Plan is an obligation of the successor entity following a change in control and the participant incurs a termination of service without cause or for good reason following the change in control.  Notwithstanding the immediately preceding sentence, if the vesting of an award is conditioned upon the achievement of performance measures, then such vesting will be subject to the following: if, at the time of the change in control, the performance measures are less than 50% attained (pro rata based upon the time of the period through the change in control), the award will become vested and exercisable on a fractional basis with the numerator being equal to the percentage of attainment and the denominator being 50%; and if, at the time of the change in control, the performance measures are at least 50% attained (pro rata based upon the time of the period through the change in control), the award will become fully earned and vested immediately upon the change in control.

For purposes of the 2024 Equity Incentive Plan, a “change in control” generally will be deemed to occur when (i) any person acquires the beneficial ownership of 33% or more of the common stock of QCR Holdings, except that the acquisition of an interest by a benefit plan sponsored by QCR Holdings or a corporate restructuring in which another member of QCR Holdings’ controlled group acquires such an interest generally will not be a change in control for purposes of the 2024 Equity Incentive Plan, (ii) during any 12-month period, a majority of the members of the Board of Directors serving as of the 2024 Equity Incentive Plan’s effective date, or whose election was approved by a vote of a majority of the directors then in office, no longer serves as directors, (iii) QCR Holdings combines or merges with another company and, immediately after the combination, the stockholders of QCR Holdings immediately prior to the combination hold, directly or indirectly, 50% or less of the voting stock of the resulting company or (iv) the consummation of a complete liquidation or dissolution of, or an agreement for the disposition of two-thirds or more of the consolidated assets of, QCR Holdings occurs.

In the event an award under the 2024 Equity Incentive Plan constitutes “deferred compensation” for purposes of Code Section 409A, and the settlement or distribution of the award is triggered by a change in control, then such settlement or distribution will be subject to the event constituting the change in control also constituting a “change in control event” for purposes of Code Section 409A.

Amendment and Termination

Our board may at any time amend or terminate the 2024 Equity Incentive Plan or any award granted under the 2024 Equity Incentive Plan, but any amendment or termination generally may not impair the rights of any participant without the participant’s written consent.  The Board of Directors may not amend any provision of the 2024 Equity Incentive Plan to materially increase the original number of shares that may be issued under the 2024 Equity Incentive Plan (other than as provided in the 2024 Equity Incentive Plan), materially increase the benefits accruing to a participant or materially modify the requirements for participation in the 2024 Equity Incentive Plan without approval of QCR Holdings’ stockholders.  However, the Board of Directors may amend the 2024 Equity Incentive Plan at any time, retroactively or otherwise, to ensure that the 2024 Equity Incentive Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the 2024 Equity Incentive Plan and any outstanding award, without participant consent, in order to avoid the application of, or to comply with, Code Section 409A.

Clawback Policy

All awards, amounts and benefits received under the 2024 Equity Incentive Plan will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable clawback policy or any applicable law even if adopted after the 2024 Equity Incentive Plan becomes effective.

U.S. Federal Income Tax Considerations

The following is a summary of the current U.S. federal income tax consequences that may arise in conjunction with participation in the 2024 Equity Incentive Plan.

Nonqualified Stock Options.  The grant of a nonqualified stock option generally will not result in taxable income to the participant.  Except as described below, the participant generally will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares; and QCR Holdings generally will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Appreciation Rights.  The grant of a SAR generally will not result in taxable income to the participant.  Upon exercise of a SAR, the fair market value of shares received generally will be taxable to the participant as ordinary income and QCR Holdings will be entitled to a corresponding deduction.  Gains and losses realized by the participant upon disposition of any such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Stock Awards.  A participant who has been granted a stock award generally will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for U.S. income tax purposes.  Upon the later of delivery or vesting of shares subject to an award, the holder generally will realize ordinary income in an amount equal to the then fair market value of those shares and QCR Holdings will be entitled to a corresponding deduction.  Gains or losses realized by the participant upon disposition of such shares generally will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting.  Dividends paid to the holder during the restriction period, if so provided, generally will also be compensation income to the participant and QCR Holdings will be entitled to a corresponding deduction.

Withholding of Taxes.  QCR Holdings may withhold amounts from participants to satisfy withholding tax requirements. If permitted by the Compensation Committee, participants may have shares withheld from awards, may tender previously owned shares to QCR Holdings, or may have any compensation or other amounts payable to participant withheld to satisfy tax withholding requirements. The shares withheld from awards may not be used to satisfy more than the maximum individual statutory tax rate for each applicable tax jurisdiction or such lesser amount as may be established by QCR Holdings.

Change in Control.  Any acceleration of the vesting or payment of awards under the 2024 Equity Incentive Plan in the event of a change in control in QCR Holdings may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Code, which may subject the participant to a 20% excise tax and preclude deduction by QCR Holdings.

The foregoing description of the 2024 Equity Incentive Plan is qualified in its entirety by reference to the full text of the 2024 Equity Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

No Tax Advice

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the 2024 Equity Incentive Plan.  A participant may also be subject to state and local taxes in connection with the grant of awards under the 2024 Equity Incentive Plan.  QCR Holdings strongly encourages participants to consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

The number and types of awards to be made pursuant to the 2024 Equity Incentive Plan is subject to the discretion of the Compensation Committee and is not determinable at this time.

Stockholder Vote Necessary For Approval of the 2024 Equity Incentive Plan

Adoption of this proposal requires the affirmative vote of a majority of the shares present in person or by proxy at the 2024 Annual Meeting and entitled to vote.  Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Board of Directors unanimously recommends that you vote to approve the 2024 Equity Incentive Plan by voting “FOR” this proposal.

EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of December 31, 2023 for (i) all compensation plans previously approved by QCR Holdings’ stockholders and (ii) all compensation plans not previously approved by QCR Holdings’ stockholders:

(a)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;

(b)	the weighted-average exercise price of such outstanding options, warrants and rights; and

(c)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.

EQUITY COMPENSATION PLAN INFORMATION
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by stockholders	382,081(2)	$32.17	401,355(3)
Equity compensation plans not approved by stockholders	--	--	--
Total	382,081(2)	$32.17	401,355(3)

(1)	The weighted average exercise price only relates to outstanding option awards.
(2)	Includes 290,149 outstanding option awards and 80,820 outstanding restricted stock units and 2,858 performance share units granted under the QCR Holdings, Inc. 2010 Equity Incentive Plan, QCR Holdings, Inc. 2013 Equity Incentive Plan, and QCR Holdings, Inc. 2016 Equity Incentive Plan.
(3)	Includes 55,554 and 345,801 shares available under the 2016 Equity Incentive Plan and the Employee Stock Purchase Plan, respectively.

PROPOSAL 5:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

RSM US LLP has served as our independent registered public accounting firm since 1993, and our Audit Committee has selected RSM US LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Although we are not required to hold a vote of our stockholders with respect to this matter, our Board of Directors recommends that the stockholders ratify this appointment.  A representative of RSM US LLP is expected to attend the meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires.  If the appointment of our independent registered public accounting firm is not ratified, the Audit Committee of the Board of Directors will reconsider the matter of the appointment.

Our Board of Directors unanimously recommends that you vote to approve the ratification of this appointment by voting “FOR” this proposal.

Following is a summary of fees for professional services by RSM US LLP.

Accountant Fees

During the period covering the fiscal years ended December 31, 2023 and 2022, RSM US LLP performed the following professional services:

	2023	2022

Audit fees (1)	$1,011,842	$1,305,395
Audit-related fees (2)	0	15,372
Tax fees (3)	0	0
Other fees (4)	94,295	83,726
Total	$1,106,137	$1,404,493

(1)

Audit fees consist of fees for professional services rendered for the integrated audit of QCR Holdings’ annual consolidated financial statements and internal control over financial reporting, review of financial statements included in QCR Holdings’ quarterly reporting on Form 10-Q, and review and assistance with other Securities and Exchange Commission and other regulatory filings.

(2)	Audit-related fees consist of fees for research and consultations concerning financial accounting and reporting matters.

(3)	No tax services provided.

(4)	All other fees include a SOC 1 audit, and out-of-pocket reimbursement for an electronic subscription to an accounting publication.

Audit Committee Approval Policy

Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor.  The Audit Committee’s policy is to pre-approve, on a case-by-case basis, all audit and permissible non-audit services provided by any audit, tax consulting or general business consulting firm.  All of the fees earned by RSM US LLP described above were attributable to services pre-approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Delinquent Section 16(a) Reports

Based solely on our review of the copies of the Section 16 reports filed by and written representations from our directors, executive officers and any persons who own more than 10% of our common stock, we are aware of one transaction that was not timely disclosed on Form 4 during 2023 made by Ms. Winter.

TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

Our directors, executive officers and their associates were clients of and had transactions with QCR Holdings and our subsidiaries during 2023.  Additional transactions are expected to take place in the future.  All outstanding loans, commitments to loan and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lenders and did not involve more than the normal risk of collectability or present other unfavorable features.  All such loans are approved by the Banks’ board of directors in accordance with applicable bank regulatory requirements.  Additionally, the Audit Committee considers any other non-lending transactions between us and a director to ensure that such transactions do not affect a director’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee, comprised solely of independent directors, has the responsibilities set forth in its charter, which include assisting the Board of Directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls.  The Audit Committee also reviews our audited consolidated financial statements and recommends to the Board of Directors that they be included in our Annual Report on Form 10-K.

The Audit Committee reviewed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and met with both management and RSM US LLP, our independent registered public accounting firm, to discuss those financial statements.  The Audit Committee discussed with RSM US LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission and received the written disclosures and the letter from RSM US LLP required by applicable requirements of the PCAOB regarding RSM US LLP’s communications with the Audit Committee concerning independence and has discussed with RSM US LLP its independence.  Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2023 for filing with the Securities and Exchange Commission.

Audit Committee:

Mary Kay Bates	Brent R. Cobb
James M. Field	Mark C. Kilmer

2024 EQUITY INCENTIVE PLAN

Article 1
 INTRODUCTION

Section 1.1    Purpose, Effective Date and Term. The purpose of this QCR Holdings, Inc. 2024 Equity Incentive Plan is to promote the long-term financial success of QCR Holdings, Inc. and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success, and to further align their interests with those of the Stockholders. The “Effective Date” of the Plan is May 16, 2024, the date of the approval of the Plan by the Stockholders. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted after the 10-year anniversary of the Effective Date.

Section 1.2    Participation. Each employee and director of, and service provider (with respect to which issuances of securities may be registered under Form S-8) to, the Company and each Subsidiary who is granted, and currently holds, an Award in accordance with the provisions of the Plan shall be a “Participant” in the Plan. Award recipients shall be limited to employees and directors of, and service providers (with respect to which issuances of securities may be registered under Form S-8) to, the Company and its Subsidiaries; provided, however, that an Award may be granted to an individual prior to the date on which he or she first performs services as an employee, director or service provider, provided that such Award does not become vested prior to the date such individual commences such services.

Section 1.3    Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

Article 2
AWARDS

Section 2.1    General. Any Award may be granted singularly, in combination with another Award (or Awards), or in tandem whereby the exercise or vesting of one Award held by a Participant cancels another Award held by the Participant. Each Award shall be subject to the provisions of the Plan and such additional provisions as the Committee may provide with respect to such Award and as may be evidenced in the Award Agreement. Subject to the provisions of Section 3.4(b) and Code Section 409A, an Award may be granted as an alternative to or replacement of an existing Award or an award under any other plan of the Company or a Subsidiary, including, but not limited to, the Predecessor Plan, or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or a Subsidiary, including the plan of any entity acquired by the Company or a Subsidiary. The types of Awards that may be granted include the following:

(a)    Stock Options. A stock option represents the right to purchase Shares at an exercise price established by the Committee. Any stock option granted under the Plan shall be a nonqualified stock option. No stock options that are intended to satisfy the requirements applicable to “incentive stock options” described in Code Section 422(b) shall be granted under the Plan.

(b)    Stock Appreciation Rights. A stock appreciation right (an “SAR”) is a right to receive, in cash, Shares or a combination of both (as shall be reflected in the respective Award Agreement), an amount equal to or based upon the excess of (i) the Fair Market Value at the time of exercise of the SAR over (ii) an exercise price established by the Committee.

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(c)    Stock Awards. A stock award is a grant of Shares or a right to receive Shares (or their cash equivalent or a combination of both, as shall be reflected in the respective Award Agreement) in the future, excluding Awards designated as stock options or SARs by the Committee, based on the satisfaction of such conditions as may be established by the Committee. Such Awards may include bonus shares, performance shares, stock units, deferred stock units, performance units, restricted stock, restricted stock units or any other equity-based Award as determined by the Committee.

Section 2.2    Exercise of Stock Options and SARs. A stock option or SAR shall be exercisable in accordance with such provisions as may be established by the Committee; provided, however, that a stock option or SAR shall expire no later than 10 years after its grant date. The exercise price of each stock option and SAR shall be not less than 100% of the Fair Market Value on the grant date (or, if greater, the par value of a Share); provided, however, that to the extent permitted under Code Section 409A, and subject to Section 3.4(b), the exercise price may be higher or lower in the case of stock options and SARs granted in replacement of existing awards held by an employee, director or service provider granted by an acquired entity. The payment of the exercise price of a stock option shall be by cash or, subject to limitations imposed by applicable law, by any of the following means unless otherwise determined by the Committee from time to time: (a) by tendering, either actually or by attestation, Shares acceptable to the Committee and valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell Shares acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise; (c) by payment through a net exercise such that, without the payment of any funds, the Participant may exercise the option and receive the net number of Shares equal in value to (i) the number of Shares as to which the option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value (on the date of exercise) less the exercise price, and the denominator of which is such Fair Market Value (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); (d) by personal, certified or cashiers’ check; (e) by other property deemed acceptable by the Committee or (f) by any combination thereof.

Section 2.3    Dividends and Dividend Equivalents. Any Award (other than stock options or SARs intending to constitute exempt stock rights under Code Section 409A) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award, which payments may be made currently or credited to an account for the Participant, may be settled in cash or Shares and may be subject to terms or provisions similar to the underlying Award or such other terms and conditions as the Committee may deem appropriate; provided that in no event may such payments or deliveries be made unless and until the Award to which they relate vests.

Section 2.4    Forfeiture of Awards. Unless specifically provided to the contrary in an Award Agreement, upon notification of Termination of Service for Cause, any outstanding Award held by a Participant, whether vested or unvested, shall terminate immediately, such Award shall be forfeited and the Participant shall have no further rights thereunder.

Section 2.5    Deferred Compensation. The Plan is, and all Awards are, intended to be exempt from (or, in the alternative, to comply with) Code Section 409A, and each shall be construed, interpreted and administered accordingly. The Company does not guarantee that any benefits that may be provided under the Plan will satisfy all applicable provisions of Code Section 409A. If any Award would be considered “deferred compensation” under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the applicable Award Agreement, without the consent of the Participant, to avoid the application of, or to maintain compliance with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.5 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award shall be deemed to constitute the Participant’s acknowledgment of, and consent to, the rights of the Committee under this Section 2.5, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of the Plan or pursuant to an Award Agreement shall not be applicable to an Award that is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

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Article 3
SHARES SUBJECT TO PLAN

Section 3.1    Available Shares. The Shares with respect to which Awards may be granted shall be Shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company, including Shares purchased in the open market or in private transactions.

Section 3.2    Share Limitations.

(a)    Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of Shares that may be delivered under the Plan shall be 600,000 Shares. The maximum number of Shares available for delivery under the Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 3.4. For purposes of this Section 3.2, tandem Awards shall not be double-counted and Awards payable solely in cash shall not be counted. As of the Effective Date, no new awards shall be granted under the Predecessor Plan; provided, however, for the avoidance of doubt, that all existing awards granted under such Predecessor Plan prior to the Effective Date will remain in full force and effect and will continue to be governed by the terms of the Predecessor Plan and the award agreements thereunder.

(b)    Reuse of Shares.

(i)    To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited, canceled or settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and shall again become eligible for delivery under the Plan.

(ii)    With respect to SARs that are settled in Shares, the full number of covered Shares set forth in the Award Agreement shall be counted for purposes of determining the maximum number of Shares available for delivery under the Plan.

(iii)    If the exercise price of any stock option granted under the Plan is satisfied by tendering Shares to the Company (whether by actual delivery or by attestation and whether or not such surrendered Shares were acquired pursuant to an Award) or by the net exercise of the Award, the full number of covered Shares set forth in the Award Agreement shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(iv)    If the withholding tax liabilities arising from an Award or, following the Effective Date, an award under the Predecessor Plan, are satisfied by the tendering of Shares to the Company (whether by actual delivery or by attestation and whether or not such tendered Shares were acquired pursuant to an Award) or by the withholding of or reduction of Shares by the Company, such Shares shall be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

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Section 3.3    Limitations on Grants to Director Participants. With respect to any Award to a Director Participant:

(a)    Stock Options and SARs. The maximum number of Shares that may be subject to stock options or SARs granted to any individual Director Participant during any calendar year shall be 30,000.

(b)    Stock Awards. The maximum number of Shares that may be subject to stock awards that are granted to any one individual Director during any calendar year shall be 5,000.

Section 3.4    Corporate Transactions; No Repricing.

(a)    Adjustments. To the extent permitted under Code Section 409A, and to the extent applicable, in the event of a corporate transaction involving the Company or the Shares (including any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, or other similar event which the Committee determines affects the Shares such that an adjustment pursuant to this Section 3.4 is appropriate to the enlargement or dilution of rights), all outstanding Awards, the number of Shares available for delivery under the Plan under Section 3.2 and each of the specified limitations set forth in Section 3.3 shall be adjusted automatically to proportionately and uniformly reflect such transaction; provided, however, that, subject to Section 3.4(b) and Code Section 409A, the Committee may otherwise adjust Awards (or prevent such automatic adjustment) as it deems necessary, in its sole discretion, to preserve the benefits or potential benefits of the Awards and the Plan. Action by the Committee under this Section 3.4(a) may include: (i) adjustment of the number and kind of shares that may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the exercise price of outstanding stock options and SARs; and (iv) any other adjustments that the Committee determines to be equitable (which may include (A) replacement of an Award with another award that the Committee determines has comparable value and that is based on stock of a company resulting from a corporate transaction, and (B) cancellation of an Award in return for cash payment of the current value of the Award, determined as though the Award were fully vested at the time of payment, provided that in the case of a stock option or SAR, the amount of such payment shall be the excess of the value of the stock subject to the option or SAR at the time of the transaction over the exercise price, and provided, further, that no such payment shall be required in consideration for the cancellation of the Award if the exercise price is greater than the value of the stock at the time of such corporate transaction).

(b)    No Repricing. Notwithstanding any provision of the Plan to the contrary, no adjustment or reduction of the exercise price of any outstanding stock option or SAR in the event of a decline in Stock price shall be permitted without approval by the Stockholders or as otherwise expressly provided under Section 3.4(a). The foregoing prohibition includes (i) reducing the exercise price of outstanding stock options or SARs, (ii) cancelling outstanding stock options or SARs in connection with the granting of stock options or SARs with a lower exercise price to the same individual, (iii) cancelling stock options or SARs with an exercise price in excess of the current Fair Market Value in exchange for a cash or other payment, and (iv) taking any other action that would be treated as a repricing of a stock option or SAR under the rules of the primary securities exchange or similar entity on which the Shares are listed.

Section 3.5    Delivery of Shares. Delivery of Shares or other amounts under the Plan shall be subject to the following:

(a)    Compliance with Applicable Laws. Notwithstanding any provision of the Plan to the contrary, the Company shall have no obligation to deliver any Shares or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws and the applicable requirements of any securities exchange or similar entity.

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(b)    No Certificates Required. To the extent that the Plan provides for the delivery of Shares, the delivery may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any securities exchange or similar entity.

Article 4
CHANGE IN CONTROL

Section 4.1    Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or in any Award Agreement, at the time of a Change in Control:

(a)    Subject to any forfeiture and expiration provisions otherwise applicable to the respective Awards, all stock options and SARs under the Plan then held by the Participant shall become fully exercisable immediately if, and all stock awards under the Plan then held by the Participant shall become fully earned and vested immediately if, (i) the Plan and the respective Award Agreements are not the obligations of the entity, whether the Company, a successor thereto or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control or (ii) the Plan and the respective Award Agreements are the obligations of the entity, whether the Company, a successor thereto or an assignee thereof, that conducts following a Change in Control substantially all of the business conducted by the Company and its Subsidiaries immediately prior to such Change in Control and the Participant incurs a Termination of Service without Cause or by the Participant for Good Reason following such Change in Control.

(b)    Notwithstanding the foregoing provisions of this Section 4.1, if the vesting of an outstanding Award is conditioned upon the achievement of performance measures, then such such Award shall become fully earned at vested at Target level performance.

Section 4.2    Definition of Change in Control.

(a)    For purposes of the Plan, “Change in Control” means the first to occur of the following:

(i)    The consummation of the acquisition by any “person” (as such term is defined in Section 13(d) or 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 33% or more of the combined voting power of the then outstanding Voting Securities of the Company;

(ii)    During any 12-month period, the individuals who, as of the Effective Date, are members of the Board cease for any reason to constitute a majority of the Board, unless either the election of or the nomination for election by the Stockholders of any new director was approved by a vote of a majority of the Board, in which case such new director shall for purposes of the Plan be considered as a member of the Board; or

(iii)    The consummation by the Company of (A) a merger, consolidation or other similar transaction if the Stockholders immediately before such merger, consolidation or other similar transaction do not, as a result of such merger, consolidation or other similar transaction, own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the Voting Securities of the Company outstanding immediately before such merger or consolidation or (B) a complete liquidation or dissolution or an agreement for the sale or other disposition of two-thirds or more of the consolidated assets of the Company.

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(b)    Notwithstanding any provision in the foregoing definition of Change in Control to the contrary, a Change in Control shall not be deemed to occur solely because 33% or more of the combined voting power of the then outstanding Voting Securities of the Company are acquired by (A) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for employees of the entity or (B) any corporation that, immediately prior to such acquisition, is owned directly or indirectly by the Stockholders in the same proportion as their ownership of Stock immediately prior to such acquisition.

(c)    Further notwithstanding any provision in the foregoing definition of Change in Control to the contrary, in the event that any Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under such Award is to be triggered by a Change in Control, then such settlement or distribution shall be subject to the event constituting the Change in Control also constituting a “change in control event” under Code Section 409A.

Article 5
COMMITTEE

Section 5.1    Administration. The authority to control and manage the operation and administration of the Plan shall be vested in the Committee in accordance with this Article 5. The Committee shall be selected by the Board, provided that the Committee shall consist of two or more members of the Board, each of whom is a “non-employee director” (within the meaning of Rule 16b-3 promulgated under the Exchange Act) and an “independent director” (within the meaning of the rules of the securities exchange which then constitutes the principal listing for the Stock), in each case to the extent required by the Exchange Act or the applicable rules of the securities exchange which then constitutes the principal listing for the Stock, respectively. Subject to the applicable rules of any securities exchange or similar entity, if the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

Section 5.2    Powers of Committee. The Committee’s administration of the Plan shall be subject to the other provisions of the Plan and the following:

(a)    The Committee shall have the authority and discretion to select from among the Company’s and the Subsidiary’s employees, directors and service providers those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms of Awards, to cancel or suspend Awards and to reduce or eliminate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award.

(b)    The Committee shall have the authority and discretion to interpret the Plan and all Award Agreements, to establish, amend and rescind any rules and regulations relating to the Plan and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)    The Committee shall have the authority to define terms not otherwise defined in the Plan.

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(d)    Any interpretation of the Plan by the Committee and any decision made by it under the Plan shall be final and binding on all persons.

(e)    In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and bylaws of the Company and to all applicable law.

(f)    Subject to Section 6.1 and as permitted under Code Section 409A, amend any outstanding Award Agreement in any respect, including, without limitation, to:

(i)    accelerate the time or times at which the Award becomes vested or unrestricted (and, in connection with such acceleration, the Committee may provide that any Shares acquired pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award);

(ii)    accelerate the time or times at which Shares are delivered under the Award (and, without limitation on the Committee’s rights, in connection with such acceleration, the Committee may provide that any Shares delivered pursuant to such Award will be restricted shares, which are subject to vesting, transfer, forfeiture or repayment provisions similar to those in the Participant’s underlying Award);

(iii)    waive or amend any goals, restrictions, vesting provisions or conditions set forth in such Award Agreement, or impose new goals, restrictions, vesting provisions and conditions; and

(iv)    reflect a change in the Participant’s circumstances (e.g., a change to part-time employment status or a change in position, duties or responsibilities or changes between employee, director, or service provider status).

(g)    Determine at any time whether, to what extent and under what circumstances and the method or methods:

(i)    Awards may be settled in cash, Shares, other securities, other Awards or other property (in which event, the Committee may specify what other effects such settlement will have on the Participant’s Award, including the effect on any repayment provisions under the Plan or Award Agreement);

(ii)    Shares, other securities, other Awards or other property and other amounts payable with respect to an Award may be deferred either automatically or at the election of the Participant thereof or of the Committee;

(iii)    to the extent permitted under applicable law, loans (whether or not secured by Shares) may be extended by the Company with respect to any Awards; and

(iv)    Awards may be settled by the Company, any of its Subsidiaries or affiliates or any of their designees.

(h)

Section 5.3    Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of any securities exchange or similar entity or the Plan or the charter of the Committee, or as necessary to comply with the exemptive provisions of Rule 16b-3 of the Exchange Act, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers under the Plan to any person or persons selected by it. The acts of such delegates shall be treated under the Plan as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards granted. Any such allocation or delegation may be revoked by the Committee at any time.

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Section 5.4    Information to be Furnished to Committee. As may be permitted by applicable law, the Company and each Subsidiary shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties under the Plan. The records of the Company and each Subsidiary as to an employee’s or Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive with respect to all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan shall furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5    Expenses and Liabilities. All expenses and liabilities incurred by the Committee in the administration and interpretation of the Plan or any Award Agreement shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration and interpretation of the Plan, and the Company, and its officers and directors, shall be entitled to rely upon the advice, opinions and valuations of any such persons.

Article 6
AMENDMENT AND TERMINATION

Section 6.1    General. Unless otherwise determined by the Board (or otherwise required by the terms of the Plan), Stockholder approval of any amendment to or termination of the Plan will be obtained only to the extent necessary to comply with any applicable laws, regulations, or rules of a securities exchange on which the Shares are traded or self-regulatory agency, and, subject to the foregoing, the Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement; provided, however, that no amendment or termination may (except as provided in Section 2.5, Section 3.4 and Section 6.2 or as otherwise provided herein), in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), impair the rights of any Participant or beneficiary under any Award granted prior to the date such amendment or termination is adopted by the Board; and provided, further, that no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities that may be delivered under the Plan other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a), (b) or (c) immediately above is approved by the Stockholders.

Section 6.2    Amendment to Conform to Law. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or the Award Agreement to any applicable law. By accepting an Award, the Participant shall be deemed to have acknowledged and consented to any amendment to an Award made pursuant to this Section 6.2, Section 2.5 or Section 3.4, or as otherwise provided herein, without further consideration or action.

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Article 7
GENERAL TERMS

Section 7.1    No Implied Rights.

(a)    No Rights to Specific Assets. No person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary, including any specific funds, assets, or other property that the Company or a Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, distributable in accordance with the provisions of the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan or an Award Agreement shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to provide any benefits to any person.

(b)    No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant shall not give any person the right to be retained in the service of the Company or a Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the Plan. No individual shall have the right to be selected to receive an Award, or, having been so selected, to receive a future Award.

(c)    No Rights as a Stockholder. Except as otherwise provided in the Plan, no Award shall confer upon the holder thereof any rights as a Stockholder prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2    Transferability. Except as otherwise provided by the Committee, Awards are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a domestic relations order. The Committee shall have the discretion to permit the transfer of Awards; provided, however, that such transfers shall be limited to immediate family members of Participants, trusts, partnerships, limited liability companies and other entities that are permitted to exercise rights under Awards in accordance with Form S-8, and in each case, subject to applicable law; and provided, further, that such transfers shall not be made for value to the Participant and in no event shall any Award be sold, assigned, or transferred to any third-party financial institution.

Section 7.3    Designation of Beneficiaries. A Participant hereunder may file with the Company a designation of a beneficiary or beneficiaries under the Plan and may from time to time revoke or amend any such designation. Any designation of beneficiary under the Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not have any further liability to anyone.

Section 7.4    Non-Exclusivity. Neither the adoption of the Plan by the Board nor the submission of the Plan to the Stockholders for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable.

Section 7.5    Award Agreement. Each Award shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be made available to the Participant, and the Committee may require that the Participant sign a copy of the Award Agreement.

Section 7.6    Form and Time of Elections. Unless otherwise specified in the Plan, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such terms or conditions, not inconsistent with the provisions of the Plan, as the Committee may require.

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Section 7.7    Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information that the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8    Tax Withholding. All distributions under the Plan shall be subject to withholding of all applicable taxes and the Committee may condition the delivery of any Shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. Except as otherwise provided by the Committee, such withholding obligations may be satisfied (a) through cash payment by the Participant; (b) through the surrender of Shares that the Participant already owns or (c) through the surrender of Shares to which the Participant is otherwise entitled under the Plan, or (d) through the withholding of any compensation or any other amounts payable to the Participant; provided, however, that except as otherwise specifically provided by the Committee, such Shares under clause (c) may not be used to satisfy more than the maximum individual statutory tax rate for each applicable tax jurisdiction or such lesser amount as may be established by the Company.

Section 7.9    Successors. All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company.

Section 7.10  Indemnification. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee or the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her (provided that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf), unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 7.11  No Fractional Shares. Unless otherwise permitted by the Committee, no fractional Shares shall be delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Shares or other property shall be delivered or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 7.12  Governing Law. The Plan, all Awards, and all actions taken in connection herewith and therewith shall be governed by and construed in accordance with the laws of the State of Delaware without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 7.13  Benefits Under Other Plans. Except as otherwise provided by the Committee, Awards granted to a Participant (including the grant and the receipt of benefits) shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any qualified retirement plan, nonqualified plan and any other benefit plan maintained by the Participant’s employer.

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Section 7.14  Validity. If any provision of the Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if such illegal or invalid provision had never been included in the Plan.

Section 7.15  Notice. Unless provided otherwise in an Award Agreement or policy adopted from time to time by the Committee, all communications to the Company provided for in the Plan, or any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at the address set forth below:

QCR Holdings, Inc.

3551 Seventh Street

Moline, Illinois 61265

Such communications shall be deemed given:

(a)    In the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or

(b)    In the case of certified or registered U.S. mail, five days after deposit in the U.S. mail.

Section 7.16  Clawback Policy. Any Award, amount or benefit received under the Plan shall be subject to potential cancellation, recoupment, rescission, payback or other similar action in accordance with any applicable Company clawback policy (the “Policy”) or any applicable law. A Participant’s receipt of an Award shall be deemed to constitute the Participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy and any similar policy established by the Company that may apply to the Participant, whether adopted prior to or following the making of any Award and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the Participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy and applicable law, without further consideration or action.

Section 7.17  Breach of Restrictive Covenants. Except as otherwise provided by the Committee, notwithstanding any provision of the Plan to the contrary, if the Participant breaches a confidentiality, non-competition, non-solicitation, non-disclosure, non-disparagement or other restrictive covenant set forth in an Award Agreement or any other agreement between the Participant and the Company or a Subsidiary, whether before or after the Participant’s Termination of Service, in addition to and not in limitation of any other rights, remedies, damages, penalties or restrictions available to the Company under the Plan, an Award Agreement, any other agreement between the Participant and the Company or a Subsidiary, or otherwise at law or in equity, the Participant shall forfeit or pay to the Company:

(a)    Any and all outstanding Awards granted to the Participant, including Awards that have become vested or exercisable;

(b)    Any Shares held by the Participant in connection with the Plan that were acquired by the Participant after the Participant’s Termination of Service and within the 12-month period immediately preceding the Participant’s Termination of Service;

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(c)    The profit realized by the Participant from the exercise of any stock options and SARs that the Participant exercised after the Participant’s Termination of Service and within the 12-month period immediately preceding the Participant’s Termination of Service, which profit is the difference between the exercise price of the stock option or SAR and the Fair Market Value of any Shares or cash acquired by the Participant upon exercise of such stock option or SAR; and

(d)    The profit realized by the Participant from the sale, or other disposition for consideration, of any Shares received by the Participant in connection with the Plan after the Participant’s Termination of Service and within the 12-month period immediately preceding the Participant’s Termination of Service and where such sale or disposition occurs in such similar time period.

Unless the applicable Award Agreement expressly displaces or limits the Company’s rights under this Section 7.17 with a reference to the same, any forfeiture provision contained in an Award Agreement shall be construed as an additional, non-exclusive remedy in the event of the Participant’s breach of a restrictive covenant.

Section 7.18  Data Privacy. By accepting an Award, to the extent permitted by applicable law, the Participant shall be deemed to consent to the collection, use and transfer, in electronic or other form, of the Participant’s personal data by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant’s participation in this Plan. The Company and its Subsidiaries may hold certain personal information about Participants, including, but not limited to, a Participant’s name, address, telephone number, birth date, social security, insurance number or other identification numbers, salary, nationality, job title(s), Shares held in the Company or its affiliates and Award details, to implement, manage and administer this Plan and Awards (the “Data”). The Company and its Subsidiaries may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in this Plan, and the Company and its Subsidiaries may transfer the Data to third parties recipients assisting in implementation, administration and management of the Plan. By accepting an Award, the Participant authorizes the recipients of such Data to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing the Participant’s participation in this Plan. Furthermore, the Participant acknowledges and understands that the transfer of Data to the Company or to any third parties is necessary for the Participant’s participation in this Plan. A Participant may view Data, request information about the storage and processing of Data, request any corrections to Data, or withdraw the consents herein (in any case, without cost to the Participant) by providing notice to the Company in writing. The withdrawal of any consent by a Participant may affect the Participant’s participation in the Plan. The Participant may contact the Company for further information about the consequences of any withdrawal of consents herein.

Section 7.19  Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (a) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to this Plan or any Award thereunder (including without limitation, prospectuses and other securities requirements) and all other documents that the Company is required to deliver to its security holders (including without limitation, annual reports and proxy statements) and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed to the Committee.

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Article 8
DEFINED TERMS; CONSTRUCTION

Section 8.1    In addition to the other definitions contained in the Plan, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)“    Award” means an award under the Plan.

(b)“    Award Agreement” means the document that evidences the terms and conditions of an Award. Such document shall be referred to as an agreement regardless of whether a Participant’s signature is required. Each Award Agreement shall be subject to the terms and conditions of the Plan, and, if there is any conflict between the Award Agreement and the Plan, the Plan shall control.

(c)“    Board” means the Board of Directors of the Company.

(d)    If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “cause” (or the like), then, for purposes of the Plan, the term “Cause” has the meaning set forth in such agreement; and in the absence of such a definition, “Cause” means (i) any act of (A) fraud or intentional misrepresentation or (B) embezzlement, misappropriation or conversion of assets or opportunities of the Company or a Subsidiary, (ii) willful violation of any law, rule or regulation in connection with the performance of a Participant’s duties to the Company or a Subsidiary (other than traffic violations or similar offenses), (iii) with respect to any employee of the Company or a Subsidiary, commission of any act of moral turpitude or conviction of a felony or (iv) the willful or negligent failure of the Participant to perform the Participant’s duties to the Company or a Subsidiary in any material respect.

Further, the Participant shall be deemed to have terminated for Cause if, after the Participant’s Termination of Service, facts and circumstances arising during the course of the Participant’s employment with the Company are discovered that would have constituted a termination for Cause.

Further, all rights a Participant has or may have under the Plan shall be suspended automatically during the pendency of any investigation by the Board or its designee or during any negotiations between the Board or its designee and the Participant regarding any actual or alleged act or omission by the Participant of the type described in the applicable definition of “Cause.”

(e)“    Change in Control” has the meaning ascribed to it in Section 4.2.

(f)“    Code” means the Internal Revenue Code of 1986.

(g)“    Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations, and guidance promulgated thereunder.

(h)“    Committee” means the Committee acting under Article 5, and in the event a Committee is not currently appointed, the Board.

(i)“    Company” means QCR Holdings, Inc., a Delaware corporation.

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(j)“    Deferred Compensation” has the meaning set forth in Section 2.5.

(k)“    Director Participant” means a Participant who is a member of the Board or the board of directors of a Subsidiary.

(l)“    Disability” means the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, or is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering the Company’s or a Subsidiary’s employees.

(m)“    Effective Date” has the meaning ascribed to it in Section 1.1.

(n)“    Exchange Act” means the Securities Exchange Act of 1934.

(o)“    Fair Market Value” means, as of any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which Shares are listed or admitted to trading or, if there have been no sales with respect to Shares on such date, such price on the most immediately preceding date on which there have been such sales, or if the Shares are not so listed or admitted to trading, the Fair Market Value shall be the value established by the Committee in good faith and, to the extent required, in accordance with Code Section 409A.

(p)    If the Participant is subject to an employment agreement (or other similar agreement) with the Company or a Subsidiary that provides a definition of termination for “good reason” (or the like), then, for purposes of the Plan, the term “Good Reason” has the meaning set forth in such agreement; and in the absence of such a definition, “Good Reason” means the occurrence of any one of the following events, unless the Participant agrees in writing that such event shall not constitute Good Reason:

(i)    A material, adverse change in the nature, scope or status of the Participant’s position, authorities or duties from those in effect immediately prior to the applicable Change in Control;

(ii)    A material reduction in the Participant’s aggregate compensation or benefits in effect immediately prior to the applicable Change in Control; or

(iii)    Relocation of the Participant’s primary place of employment of more than 50 miles from the Participant’s primary place of employment immediately prior to the applicable Change in Control, or a requirement that the Participant engage in travel that is materially greater than prior to the applicable Change in Control.

Notwithstanding any provision of this definition to the contrary, prior to the Participant’s Termination of Service for Good Reason, the Participant must give the Company written notice of the existence of any condition set forth in clause (i) – (iii) immediately above within 90 days of its initial existence and the Company shall have 30 days from the date of such notice in which to cure the condition giving rise to Good Reason, if curable. If, during such 30-day period, the Company cures the condition giving rise to Good Reason, the condition shall not constitute Good Reason. Further notwithstanding any provision of this definition to the contrary, in order to constitute a termination for Good Reason, such termination must occur within 12 months of the initial existence of the applicable condition.

15

(q)“    Form S-8” means a Registration Statement on Form S-8 promulgated by the U.S. Securities and Exchange Commission or any successor form thereto.

(r)“    Participant” has the meaning ascribed to it in Section 1.2.

(s)“    Plan” means the QCR Holdings, Inc. 2024 Equity Incentive Plan, as may be amended from time to time.

(t)“    Policy” has the meaning ascribed to it in Section 7.16.

(u)“    Predecessor Plan” means the QCR Holdings, Inc. 2016 Equity Incentive Plan.

(v)“    SAR” has the meaning ascribed to it in Section 2.1(b).

(w)“    Securities Act” means the Securities Act of 1933.

(x)“    Share” means a share of Stock.

(y)“    Stock” means the common stock of the Company, no par value per share.

(z)“    Stockholders” means the stockholders of the Company.

(aa)“    Subsidiary” means any corporation or other entity that would be a “subsidiary corporation” as defined in Code Section 424(f) with respect to the Company.

(bb)“    Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an employee or director of, or service provider to, the Company and each Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)    The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

(ii)    The Participant’s cessation as an employee or service provider shall not be deemed to occur by reason of the Participant’s being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s services.

(iii)    The Participant’s cessation as an employee shall not be deemed to occur if such Participant continues to serve as a service provider to, or a director of, the Company or a Subsidiary immediately following such cessation.

(iv)    The Participant’s cessation as a director shall not be deemed to occur if such Participant continues to serve as an employee of, or service provider to, the Company or a Subsidiary immediately following such cessation.

(v)    The Participant’s cessation as a service provider shall not be deemed to occur if such Participant continues to serve as an employee or director of the Company or a Subsidiary immediately following such cessation.

(vi)    If, as a result of a sale or other transaction, the Subsidiary for whom the Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an employee or director of, or service provider to, the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

16

(vii)    A service provider, other than an employee or director, whose services to the Company or a Subsidiary are governed by a written agreement with such service provider shall cease to be a service provider at the time the provision of service under such written agreement ends (without renewal); and such a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider shall cease to be a service provider on the date that is 90 days after the date the service provider last provides services requested by the Company or a Subsidiary.

(viii)    Notwithstanding the foregoing, in the event that any Award constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “separation from service” as defined under Code Section 409A.

(cc)“    Voting Securities” means any securities that ordinarily possess the power to vote in the election of directors without the happening of any precondition or contingency.

Section 8.2    In the Plan, unless otherwise stated, the following uses apply:

(a)    Actions permitted under the Plan may be taken at any time in the actor’s reasonable discretion;

(b)    References to a statute or law shall refer to the statute or law and any amendments and any successor statutes or laws, and to all regulations promulgated under or implementing the statute or law, as amended, or its successors, as in effect at the relevant time;

(c)    In computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to and including”;

(d)    References to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)    Indications of time of day shall be based upon the time applicable to the location of the principal headquarters of the Company;

(f)    The words “include,” “includes” and “including” mean “include, without limitation,” “includes, without limitation” and “including, without limitation,” respectively;

(g)    All references to articles and sections are to articles and sections in the Plan unless otherwise specified;

(h)    All words used shall be construed to be of such gender or number as the circumstances and context require;

(i)    The captions and headings of articles and sections appearing in the Plan have been inserted solely for convenience of reference and shall not be considered a part of the Plan, nor shall any of them affect the meaning or interpretation of the Plan or any of its provisions;

17

(j)    Any reference to an agreement, plan, policy, form, document or set of documents, and the rights and obligations of the parties under any such agreement, plan, policy, form, document or set of documents, shall mean such agreement, plan, policy, form, document or set of documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)    All accounting terms not specifically defined in the Plan shall be construed in accordance with GAAP.

18

QCR HOLDINGS, INC.
3551 SEVENTH STREET
MOLINE, IL 61265
ATTN: SHELLEE SHOWALTER

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 15, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/QCRH2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 15, 2024. Have your proxy card in hand when you call and then follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V42528-P04387

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QCR HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect four Class I directors to serve until the regular annual meeting of stockholders in 2027 and until their successors are elected and have qualified;	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Mary Kay Bates
02) John-Paul E. Besong
03) Todd A. Gipple
04) Donna J. Sorensen

The Board of Directors recommends you vote FOR proposals 2, 4 and 5 and vote 1 YEAR on proposal 3.

	1 Year	2 Years	3 Years	Abstain
3. To recommend, in a non-binding, advisory vote, the frequency with which stockholders will vote on future say-on-pay proposals;	☐	☐	☐	☐

NOTE: This proxy will be voted in the discretion of the named proxies upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]   Date   Signature (Joint Owners)   Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

V42529-P04387

QCR HOLDINGS, INC.
Annual Meeting of Stockholders
May 16, 2024 8:00 AM CDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Marie Z. Ziegler and Larry J. Helling, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of QCR HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/QCRH2024 at 8:00 AM CDT, on May 16, 2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side